                                                                    EXHIBIT 10.7
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                                CREDIT AGREEMENT

                                      among

                    SUPERIOR NATIONAL INSURANCE GROUP, INC.,

                             SNTL ACQUISITION CORP.,

                          VARIOUS LENDING INSTITUTIONS,

                                       and

                            THE CHASE MANHATTAN BANK,
                             AS ADMINISTRATIVE AGENT




                          -----------------------------

                           Dated as of April 11, 1997

                          -----------------------------


                                   $44,000,000

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
                                TABLE OF CONTENTS


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SECTION 1.  Amount and Terms of Credit...............................................................  1
         1.01  Commitments...........................................................................  1
         1.02  Minimum Amount of Each Borrowing; Maximum Number of
                      Borrowings.....................................................................  2
         1.03  Notice of Borrowing...................................................................  2
         1.04  Disbursement of Funds.................................................................  3
         1.05  Notes  ...............................................................................  3
         1.06  Conversions...........................................................................  4
         1.07  Pro Rata Borrowings...................................................................  4
         1.08  Interest..............................................................................  5
         1.09  Interest Periods......................................................................  6
         1.10  Increased Costs, Illegality, etc......................................................  7
         1.11  Compensation..........................................................................  9
         1.12  Change of Lending Office.............................................................. 10

SECTION 2.  Fees; Commitments........................................................................ 10
         2.01  Fees   ............................................................................... 10
         2.02  Voluntary Reduction of Commitments.................................................... 11
         2.03  Mandatory Termination of Commitments.................................................. 11

SECTION 3.  Payments................................................................................. 11
         3.01  Voluntary Prepayments................................................................. 11
         3.02  Mandatory Prepayments................................................................. 12
         3.03  Method and Place of Payment........................................................... 14
         3.04  Net Payments.......................................................................... 14

SECTION 4.  Conditions Precedent..................................................................... 17
         4.01  Effectiveness; Notes.................................................................. 17
         4.02  No Default; Representations and Warranties............................................ 17
         4.03  Officer's Certificate................................................................. 17
         4.04  Opinions of Counsel................................................................... 17
         4.05  Corporate Proceedings................................................................. 17
         4.06  1996 Loan............................................................................. 18
         4.07  Reinsurance Pooling Agreement......................................................... 18
         4.08  Adverse Change, etc................................................................... 18



                                       (i)


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
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         4.09  Litigation............................................................................ 18
         4.10  Pledge Agreement...................................................................... 19
         4.11  Consummation of the Transaction....................................................... 19
         4.12  Transaction Documents................................................................. 21
         4.13  Various Agreements.................................................................... 21
         4.14  Financial Statements; Projections..................................................... 23
         4.15  Approvals, etc........................................................................ 23
         4.16  Indebtedness.......................................................................... 24
         4.17  Payment of Fees....................................................................... 24
         4.18  Notice of Borrowing................................................................... 24
         4.19  Insurance Policies.................................................................... 24
         4.20  Existing Preferred Stock; Warrants.................................................... 25
         4.21  Reports............................................................................... 25
         4.22  Consolidated Net Worth of the Borrower................................................ 25
         4.23  Reserve Increase...................................................................... 25
         4.24  Independent Auditor's Opinion......................................................... 25
         4.25  Capital Contribution.................................................................. 25
         4.26  Ownership............................................................................. 25

SECTION 5.  Representations, Warranties and Agreements............................................... 26
         5.01  Corporate Status...................................................................... 26
         5.02  Corporate Power and Authority......................................................... 26
         5.03  No Contravention of Laws, Agreements or Organizational
                      Documents...................................................................... 27
         5.04  Litigation and Contingent Liabilities................................................. 27
         5.05  Use of Proceeds; Margin Regulations................................................... 28
         5.06  Approvals............................................................................. 28
         5.07  Investment Company Act................................................................ 28
         5.08  Public Utility Holding Company Act.................................................... 28
         5.09  True and Complete Disclosure; Projections and Assumptions............................. 28
         5.10  Consummation of Transaction........................................................... 29
         5.11  Financial Condition; Financial Statements............................................. 29
         5.12  Security Interests.................................................................... 30
         5.13  Tax Returns and Payments.............................................................. 30
         5.14  Compliance with ERISA................................................................. 31
         5.15  Subsidiaries.......................................................................... 32
         5.16  Intellectual Property, etc............................................................ 32
         5.17  Pollution and Other Regulations....................................................... 32
         5.18  Labor Relations; Collective Bargaining Agreements..................................... 33


                                      (ii)


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
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         5.19  Capitalization........................................................................ 33
         5.20  Representations and Warranties in Transaction Documents............................... 34
         5.21  Indebtedness.......................................................................... 34
         5.22  Compliance with Statutes, etc......................................................... 34
         5.23  Insurance Licenses.................................................................... 35
         5.24  Conduct of Business................................................................... 35

SECTION 6.  Affirmative Covenants.................................................................... 35
         6.01  Information Covenants................................................................. 35
         6.02  Books, Records and Inspections........................................................ 40
         6.03  Insurance............................................................................. 40
         6.04  Payment of Taxes...................................................................... 40
         6.05  Corporate Franchises.................................................................. 40
         6.06  Compliance with Statutes, etc......................................................... 40
         6.07  ERISA  ............................................................................... 41
         6.08  Performance of Obligations............................................................ 42
         6.09  Good Repair........................................................................... 42
         6.10  End of Fiscal Years; Fiscal Quarters.................................................. 42
         6.11  Reserve Requirements For Certain Subsidiaries......................................... 42
         6.12  Maintenance of Licenses and Permits................................................... 42
         6.13  Maintenance of Corporate Separateness................................................. 42
         6.14  Register.............................................................................. 43
         6.15  Reincorporation Merger................................................................ 43
         6.16  Further Opinion of Counsel............................................................ 44
         6.17  Superior Bermuda Securities........................................................... 44
         6.18  Foreign Subsidiaries Security......................................................... 44

SECTION 7.  Negative Covenants....................................................................... 45
         7.01  Changes in Business................................................................... 45
         7.02  Consolidation, Merger, Sale or Purchase of Assets, etc................................ 45
         7.03  Liens  ............................................................................... 47
         7.04  Indebtedness.......................................................................... 49
         7.05  Capital Expenditures.................................................................. 50
         7.06  Advances, Investments and Loans....................................................... 50
         7.07  Prepayments of Indebtedness, Modifications of Agreements, etc......................... 52
         7.08  Dividends, etc........................................................................ 53
         7.09  Transactions with Related Parties..................................................... 54
         7.10  Transactions with Superior Bermuda.................................................... 54
         7.11  Leverage Ratios....................................................................... 55



                                      (iii)

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         7.12  Fixed Charge Coverage Ratio........................................................... 55
         7.13  Interest Coverage Ratio............................................................... 55
         7.14  Minimum Adjusted Consolidated Surplus................................................. 55
         7.15  Minimum Risk-Based Capital............................................................ 56
         7.16  Operating Leverage Ratio.............................................................. 56
         7.17  Issuance of Stock..................................................................... 56
         7.18  Creation of Subsidiaries.............................................................. 56
         7.19  Partnership Agreements................................................................ 56
         7.20  Transfers to SNIG..................................................................... 56

SECTION 8.  Events of Default........................................................................ 57
         8.01  Payments.............................................................................. 57
         8.02  Representations, etc.................................................................. 57
         8.03  Covenants............................................................................. 57
         8.04  Default Under Other Agreements........................................................ 57
         8.05  Bankruptcy, etc....................................................................... 58
         8.06  ERISA  ............................................................................... 59
         8.07  Pledge Agreement...................................................................... 59
         8.08  Judgments............................................................................. 59
         8.09  A.M. Best Ratings..................................................................... 60
         8.10  Guaranties............................................................................ 60
         8.11  Reserve Adequacy...................................................................... 60
         8.12  Existing Preferred Stock Documents.................................................... 60
         8.13  Ownership............................................................................. 60

SECTION 9.  Definitions.............................................................................. 61

SECTION 10.  The Administrative Agent................................................................ 85
         10.01  Appointment.......................................................................... 85
         10.02  Delegation of Duties................................................................. 86
         10.03  Exculpatory Provisions............................................................... 86
         10.04  Reliance by Administrative Agent..................................................... 87
         10.05  Notice of Default.................................................................... 87
         10.06  Non-Reliance......................................................................... 87
         10.07  Indemnification...................................................................... 88
         10.08  The Administrative Agent in its Individual Capacity.................................. 88
         10.09  Successor Administrative Agent....................................................... 89

SECTION 11.  Miscellaneous........................................................................... 89



                                      (iv)
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
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         11.01  Payment of Expenses, etc............................................................. 89
         11.02  Right of Setoff...................................................................... 90
         11.03  Notices.............................................................................. 90
         11.04  Benefit of Agreement................................................................. 91
         11.05  No Waiver; Remedies Cumulative....................................................... 93
         11.06  Payments Pro Rata.................................................................... 93
         11.07  Calculations; Computations........................................................... 94
         11.08  GOVERNING LAW; SUBMISSION TO JURISDICTION;
                      VENUE.......................................................................... 94
         11.09  Counterparts......................................................................... 95
         11.10  Effectiveness........................................................................ 96
         11.11  Headings Descriptive................................................................. 96
         11.12  Amendment or Waiver.................................................................. 96
         11.13  Survival............................................................................. 96
         11.14  Domicile of Loans.................................................................... 97
         11.15  Confidentiality...................................................................... 97
         11.16  WAIVER OF JURY TRIAL................................................................. 98
         11.17  Subordinated Debt Agreement.......................................................... 98
         11.18  Acquisition.......................................................................... 98
         11.19  Reincorporation Merger............................................................... 99

SECTION 12.  SNIG Guaranty...........................................................................101
         12.01  The Guaranty.........................................................................101
         12.02  Bankruptcy...........................................................................101
         12.03  Nature of Liability..................................................................102
         12.04  Independent Obligation...............................................................102
         12.05  Authorization........................................................................102
         12.06  Reliance.............................................................................103
         12.07  Subordination........................................................................103
         12.08  Waiver...............................................................................104
         12.09  Nature of Liability..................................................................105

ANNEX I         --     List of Banks and Commitments
ANNEX II        --     Bank Addresses
ANNEX III       --     Existing Indebtedness
ANNEX IV        --     Plans
ANNEX V         --     Subsidiaries
ANNEX VI        --     Collective Bargaining Agreements
ANNEX VII       --     Existing Liens



                                       (v)

ANNEX VIII      --     Existing Investment Commitments
ANNEX IX        --     Capitalization

EXHIBIT A       --     Form of Notice of Borrowing
EXHIBIT B       --     Form of Note
EXHIBIT C-1     --     Form of Opinion of Riordan & McKinzie
EXHIBIT C-2     --     Form of Opinion of White & Case
EXHIBIT D       --     Form of Officer's Certificate
EXHIBIT E       --     Form of Section 3.04(b)(ii) Certificate
EXHIBIT F       --     Form of Pledge Agreement
EXHIBIT G       --     Form of Assignment and Assumption Agreement
EXHIBIT H       --     Assumption Acknowledgment
EXHIBIT I       --     SNIG Assumption Acknowledgment
EXHIBIT J       --     Form of Further Opinion of Counsel



                                      (vi)

                  CREDIT AGREEMENT, dated as of April 11, 1997, among SUPERIOR NATIONAL INSURANCE GROUP, INC., a California corporation ("SNIG"), SNTL ACQUISITION CORP., a Delaware corporation (the "Borrower"), the lending institutions listed from time to time on Annex I hereto (each a "Bank" and, collectively, the "Banks"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 9 are used herein as so defined.


                              W I T N E S S E T H :


                  WHEREAS, subject to and upon the terms and conditions set forth herein, the Banks are willing to make available to the Borrower the credit facility provided for herein.


                  NOW, THEREFORE, IT IS AGREED:

                  SECTION 1.  Amount and Terms of Credit.

                  1.01 Commitments. Subject to and upon the terms and conditions herein set forth, each Bank severally agrees to make a loan or loans (each a "Loan" and, collectively, the "Loans") to the Borrower, which Loans:

                  (i) shall be made pursuant to a single drawing, which shall be on the Closing Date;

                 (ii)      shall be denominated in U.S. Dollars;

                (iii) shall be initially incurred and maintained as Base Rate Loans and, after the Syndication Date, may be converted into and maintained as Eurodollar Loans and/or Base Rate Loans, provided that
         (x) all Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Loans of the same Type and (y) incurrences of, or conversions into, Eurodollar Loans may not be effected prior to the Syndication Date; and

                 (iv) shall not exceed in aggregate principal amount for any Bank at the time of incurrence thereof the Commitment of such Bank as in effect on such date.

Once repaid, Loans borrowed hereunder may not be reborrowed.

                  1.02 Minimum Amount of Each Borrowing; Maximum Number of Borrowings. The aggregate principal amount of each Borrowing hereunder shall not be less than $5,000,000 and, if in excess thereof, shall be in an integral multiple of $1,000,000. More than one Borrowing may be incurred on any day; provided that at no time shall there be outstanding more than five Borrowings of Eurodollar Loans.

                  1.03 Notice of Borrowing. (a) In connection with its incurrence of Loans on the Closing Date, the Borrower shall give the Administrative Agent at its Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) if any of the Loans are to be initially incurred as Eurodollar Loans or at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) if all Loans are to be initially incurred as Base Rate Loans. Such notice (the "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable, and, in the case of a written notice and a confirmation of telephonic notice, shall be in the form of Exhibit A hereto, appropriately completed to specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day) and
(iii) whether the respective Borrowings shall consist of Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Bank written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Bank's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

                  (b) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice, believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower. In each such case the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of any such telephonic notice.

                  1.04 Disbursement of Funds. (a) Subject to the terms and conditions herein set forth, no later than 11:00 A.M. (New York time) on the Closing Date, each Bank will make available to the Administrative Agent its pro rata share of each Borrowing requested to be made on such date in the manner provided below.

                  (b) Each Bank shall make available all amounts it is to fund on the Closing Date under each Borrowing in U.S. dollars and immediately available funds to the Administrative Agent at the Administrative Agent's Payment Office and the Administrative Agent will make available to the Borrower by depositing to its account at the Administrative Agent's Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Bank prior to the Closing Date that such Bank does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on the Closing Date, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank and the Administrative Agent has made available same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Bank, the overnight Federal Funds Effective Rate or (y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with
Section 1.08, for the respective Loans.

                  (c) Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any default by such Bank hereunder.

                  1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, all the Loans made to it by each Bank shall be evidenced by a promissory note substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (each a "Note" and collectively the "Notes").

                  (b) The Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Closing Date, (iii) be in a stated principal amount equal to the Loans made by such Bank on the Closing Date (or in the case of a new Note issued pursuant to Section 11.04, the Loans evidenced thereby at the time of issuance), (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 3.01 and mandatory repayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) Each Bank will record on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of its Note endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation shall not affect the Borrower's obligations in respect of such Loans.

                  1.06 Conversions. The Borrower shall have the option to convert on any Business Day occurring after the Syndication Date, all or a portion at least equal to $5,000,000 (and, if in excess thereof, an integral multiple of $1,000,000) of the outstanding principal amount of the Loans of one Type into a Borrowing or Borrowings of the other Type of Loan; provided that (i) no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans pursuant to such Borrowing to less than $5,000,000, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion, (iii) Borrowings of Eurodollar Loans resulting from this
Section 1.06 shall be limited in number as provided in Section 1.02, (iv) Eurodollar Loans may only be converted into Base Rate Loans on the last day of the Interest Period applicable thereto and (v) each such conversion shall be made pro rata among the Loans of each Bank of the Type being converted. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' (or one Business Day's in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each a "Notice of Conversion") specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

                  1.07 Pro Rata Borrowings. All Loans under this Agreement shall be loaned by the Banks pro rata on the basis of their Commitments. It is understood that no Bank shall be responsible for any default by any other Bank in its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

                  1.08 Interest. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall at all times be the Applicable Percentage then in effect for Base Rate Loans plus the Base Rate in effect from time to time.

                  (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan or
(ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to
Section 1.06, at a rate per annum which shall at all times be the Applicable Percentage then in effect for Eurodollar Loans plus the relevant Eurodollar Rate for the Interest Period applicable to such Eurodollar Loan.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall bear interest at a rate per annum equal to the greater of (x) the Base Rate in effect from time to time plus the sum of (i) 2% and (ii) the Applicable Percentage then in effect for Base Rate Loans and (y) the rate which is 2% in excess of the rate then borne by such Loan.

                  (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each calendar quarter, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period of six months, on the date occurring three months after the first day of such Interest Period and (iii) in respect of each Loan, on any conversion or prepayment (on the amount so converted or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (e) All computations of interest hereunder shall be made in accordance with Section 11.07(b) and (c).

                  (f) The Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period, shall promptly notify the Borrower and the Banks thereof.

                  1.09 Interest Periods. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period to be applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

                  (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                 (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iv) no Interest Period may be elected if it would extend beyond the Maturity Date;

                  (v) no Interest Period may be elected at any time when a Default or Event of Default is then in existence; and

                 (vi) no Interest Period with respect to any Borrowing of Loans may be elected that would extend beyond any date upon which a mandatory prepayment of the Loans is required to be made under Section 3.02(i)(a) if, after giving effect to the selection of such Interest Period, the aggregate principal amount of Loans maintained as Eurodollar Loans with Interest Periods ending after such date would exceed the aggregate principal amount of Loans permitted to be outstanding after such mandatory prepayment.

If upon the expiration of any Interest Period, the Borrower has failed, or is not permitted, to elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. (a) In the event that
(x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any date for determining the Eurodollar Rate for any Interest Period, that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                 (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder in an amount which such Bank deems material with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate) and/or (y) other circumstances affecting the interbank Eurodollar market or the position of such Bank in such market; or

                (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Bank in good faith with any change since the Effective Date in any law, governmental rule, regulation, guideline or order, or the interpretation or application thereof, or would conflict with any thereof not having the force of law but with which such Bank customarily complies, or has become impracticable as a result of a contingency occurring after the Effective Date which materially adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent in the case of clause (i) above) shall (x) on such date and (y) within 10 Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred shall be deemed rescinded by the Borrower or, in the case of a Notice of Borrowing, shall, at the option of the Borrower, be deemed converted into a Notice of Borrowing for Base Rate Loans to be made on the date of Borrowing contained in such Notice of Borrowing,
(y) in the case of clause (ii) above, the Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, which basis shall be reasonable and consistently applied, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in
Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected pursuant to Section 1.10(a)(iii) the Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Bank pursuant to Section 1.10(a)(ii) or (iii), cancel said Borrowing, convert the related Notice of Borrowing into one requesting a Borrowing of Base Rate Loans or require the affected Bank to make its requested Loan as a Base Rate Loan, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least one Business Day's notice to the Administrative Agent, require the affected Bank to convert each such affected Eurodollar Loan into a Base

Rate Loan, provided that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

                  (c) If any Bank shall have determined that after the Effective Date the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged by law with the interpretation or administration thereof, or compliance by such Bank or its parent corporation with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in each case made subsequent to the Effective Date, has or would have the effect of reducing the rate of return on such Bank's or its parent corporation's capital or assets as a consequence of such Bank's commitments or obligations hereunder to a level below that which such Bank or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Bank's or its parent corporation's policies with respect to capital adequacy), then from time to time, upon demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or its parent corporation for such reduction. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth the basis of the calculation of such additional amounts, which basis must be reasonable and consistently applied, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice.

                  (d) Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by this Section 1.10 is given by any Bank more than 90 days after such Bank obtained, or reasonably should have obtained, knowledge of the occurrence of the event giving rise to the additional costs of the type described in this Section 1.10, such Bank shall not be entitled to compensation under this Section 1.10 for any amounts incurred or accruing more than 90 days prior to such notice to the Borrower.

                  1.11 Compensation. The Borrower shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding any loss of anticipated profit with respect to such Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment, prepayment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other failure by the Borrower to repay its Loans when required by the terms of this Agreement or (y) an election made pursuant to
Section 1.10(b). Calculation of all amounts payable to a Bank under this Section
1.11 shall be made as though that Bank had actually funded its relevant Eurodollar Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Bank or other bank to a domestic office of that Bank in the United States of America; provided, however, that each Bank may fund each of its Eurodollar Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 1.11.

                  1.12 Change of Lending Office. Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii) or 3.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans affected by such event; provided that such designation is made on such terms that, in the opinion of such Bank, such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section
1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Section 1.10 or 3.04.


                  SECTION 2.  Fees; Commitments.

                  2.01 Fees. (a) The Borrower agrees to pay the Administrative Agent a commitment fee (the "Commitment Fee") for the account of each Bank for the period (if any) from and including the Effective Date to and including the earlier of the Closing Date and the date the Total Commitment has been terminated (the "Termination Date"), computed at a rate for each day equal to 3/8 of 1% per annum of the Total Commitment. Accrued Commitment Fees (if any) shall be due and payable on the earlier of the Closing Date and the Termination Date.

                  (b) The Borrower shall pay to the Administrative Agent, for the account of the Administrative Agent, when and as due, such fees as have been, or are from time to time, separately agreed upon.

                  (c) All computations of Fees shall be made in accordance with
Section 11.07(b).

                  2.02 Voluntary Reduction of Commitments. Upon at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) given by the Borrower prior to the Closing Date to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate, in whole or in part, the Total Commitment, provided that partial reductions of the Total Commitment pursuant to this
Section 2.02 shall be in the amount of at least $1,000,000. Each reduction of the Total Commitment pursuant to this Section 2.02 shall apply to reduce the Scheduled Repayments in inverse order of maturity.

                  2.03 Mandatory Termination of Commitments. (a) The Total Commitment (and the Commitment of each Bank) shall be terminated at 5:00 p.m. (New York time) on the Expiration Date unless the Closing Date has occurred on or before such date.

                  (b) The Total Commitment shall be terminated on the Closing Date, after giving effect to the incurrence of Loans on such date. Any portion of the Total Commitment terminated pursuant to this Section 2.03(b) which exceeds the aggregate principal amount of Loans incurred on the Closing Date shall apply to reduce the Scheduled Repayments in inverse order of maturity.


                  SECTION 3.  Payments.

                  3.01 Voluntary Prepayments. The Borrower shall have the right to prepay Loans, without premium or penalty (except for amounts payable pursuant to Section 1.11), in whole or in part, from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent at its Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which made, which notice shall be received by the Administrative Agent (x) in the case of Base Rate Loans, no later than 12:00 Noon (New York time) one Business Day prior to the date of such prepayment, or (y) in the case of Eurodollar Loans, three Business Days prior to the date of such prepayment, which notice shall promptly be transmitted by the Administrative Agent to each of the Banks; (ii) each partial prepayment of any Borrowing shall be in an aggregate principal amount of at least $1,000,000, provided that no partial prepayment of Eurodollar Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Loans outstanding pursuant to such Borrowing to an amount less than $5,000,000; (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; and
(iv) each prepayment of Loans pursuant to this Section 3.01 shall reduce the then remaining Scheduled Repayments on a pro rata basis (based upon the then remaining principal amount of each such Scheduled Repayment).

                  3.02  Mandatory Prepayments.

                  (i)  Requirements:

                  (a) On each date set forth below, the Borrower shall be required to repay the principal amount of Loans as is set forth opposite such date (each such repayment, as the same may be reduced pursuant to Section 2.02, 2.03, 3.01 and/or 3.02(ii)(a), a "Scheduled Repayment"):

         Scheduled Repayment Date                         Amount
         ------------------------                         ------
         October 11, 1997                              $3,650,000
         April 11, 1998                                 3,650,000
         October 11, 1998                               3,650,000
         April 11, 1999                                 3,650,000
         October 11, 1999                               3,650,000
         April 11, 2000                                 3,650,000
         October 11, 2000                               3,650,000
         April 11, 2001                                 3,650,000
         October 11, 2001                               3,650,000
         April 11, 2002                                 3,650,000
         October 11, 2002                               3,650,000
         April 11, 2003                                 3,850,000

                  (b) Subject to Section 3.02(i)(f), on the date of receipt thereof by SNIG and/or any of its Subsidiaries of the proceeds of any Asset Sale, an amount equal to 100% of the Net Available Proceeds of such Asset Sale shall be applied as a mandatory repayment of principal of the then outstanding Loans; provided that, to the extent that no Default or Event of Default exists at the time of the consummation of any Asset Sale, the Net Available Proceeds therefrom shall not be required to be so applied, provided further, that the aggregate amount of Net Available Proceeds not applied to repay the Loans pursuant to the immediately preceding proviso shall not exceed $4,000,000 in the aggregate after the Closing Date.

                  (c) On the date of the receipt thereof by SNIG and/or any of its Subsidiaries, an amount equal to 100% of the proceeds (net of underwriting discounts and commissions and other reasonable fees and costs associated therewith) of the incurrence of Indebtedness by SNIG and/or any of its Subsidiaries (other than Indebtedness permitted by Section 7.04 as in effect on the Effective Date) shall be applied to the pre-payment of the outstanding principal amount of the Loans.

                  (d) On the date of the receipt thereof by SNIG and/or any of its Subsidiaries, an amount equal to 100% of the proceeds (net of underwriting discounts and commissions and other reasonable fees and costs associated therewith) of the sale or issuance of equity by (or cash capital contributions
to) SNIG, the Borrower or any Subsidiary of the Borrower (other than any issuance of common stock by SNIG to the extent (i) issued (x) in connection with employee equity incentives pursuant to plans approved by SNIG's Board of Directors, (y) to the employees of SNIG, the Borrower or its Subsidiaries and/or
(z) in connection with outstanding warrants to buy common stock in an aggregate amount not to exceed $1,000,000, and (ii) issued in exchange for, or the proceeds of which are used to redeem or repurchase, the Existing Preferred Stock) shall be applied as a mandatory repayment of the outstanding principal amount of the then outstanding Loans.

                  (e) On the date on which any Change of Control occurs, the outstanding principal amount of all Loans shall be due and payable in full.

                  (f) To the extent that (x) funds for any prepayment otherwise required to be made pursuant to the terms of Section 3.02(i)(b) are only available to the Borrower through dividend payments to the Borrower from one or more Regulated Insurance Companies, (y) such dividend payments cannot be made at such time within the ordinary dividend-paying capacity of such Regulated Insurance Company or Companies and, accordingly, require specific affirmative regulatory approval for the payment of extraordinary dividends and (z) after due written application or request, such approval for the payment of extraordinary dividends cannot be obtained by such Regulated Insurance Company, then SNIG, the Borrower and their Subsidiaries will not be permitted to enter into the respective Asset Sale as described in Section 3.02(i)(b).

                  (ii)  Application:

                  (a) Each mandatory prepayment of Loans pursuant to Section 3.02(i)(b), (c) and (d) shall be applied to reduce the then remaining Scheduled Repayments on a pro rata basis (based upon the then remaining principal amount of each such Scheduled Repayment).

                  (b) With respect to each prepayment of Loans required by this
Section 3.02, the Borrower may designate the Types of Loans which are to be prepaid and the specific Borrowing(s) pursuant to which made; provided that (i) the Borrower shall first so designate all Base Rate Loans and Eurodollar Loans with Interest Periods ending on the date of repayment prior to designating any other Eurodollar Loans; (ii) if any prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than $5,000,000, such Borrowing shall be immediately converted into Base Rate Loans; and (iii) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11.

                  3.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement and the Notes shall be made to the Administrative Agent for the ratable account of the Banks entitled thereto, not later than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Payment Office, it being understood that written, telex or facsimile notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 1:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

                  3.04 Net Payments. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 3.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or net profits of such Bank pursuant to the laws of the jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located and for any withholding of taxes as such Bank shall determine are payable by, or withheld from, such Bank, in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

               (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 11.04(b) (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 3.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 3.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Bank shall not be required to deliver any such Form or Certificate pursuant to this Section 3.04(b). Notwithstanding anything to the contrary contained in Section 3.04(a), but subject to Section 11.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 3.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 3.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section
3.04 and except as set forth in Section 11.04(b), the Borrower agrees to pay any additional amounts and to indemnify each Bank in the manner set forth in Section 3.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, govern-mental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.


               SECTION 4. Conditions Precedent. The obligation of the Banks to make Loans to the Borrower hereunder on the Closing Date is subject to the satisfaction of each of the following conditions at such time:

               4.01 Effectiveness; Notes. On or prior to the Closing Date, (i) the Effective Date shall have occurred, and (ii) there shall have been delivered to the Administrative Agent for the account of each Bank the appropriate Note or Notes executed by the Borrower in the amount, maturity and as otherwise provided herein.

               4.02 No Default; Representations and Warranties. At the time of the making of the Loans and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing Date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

               4.03 Officer's Certificate. On the Closing Date, the Administrative Agent shall have received a certificate dated such date, signed by an appropriate officer of the Borrower, stating that all of the applicable conditions set forth in Sections 4.02, 4.06, 4.07, 4.08, 4.09, 4.15, 4.22 and
4.23 exist as of such date.

               4.04 Opinions of Counsel. On the Closing Date, the Administrative Agent shall have received an opinion, or opinions, in form and substance reasonably satisfactory to the Administrative Agent, addressed to each of the Banks and dated the Closing Date, from (i) Riordan & McKinzie, counsel to SNIG and the Borrower, which opinion shall cover the matters contained in Exhibit C-1 hereto, and (ii) White & Case, special counsel to the Banks, which opinion shall cover the matters contained in Exhibit C-2 hereto.

               4.05 Corporate Proceedings. (a) On the Closing Date, the Banks shall have received from each Credit Party a certificate, dated the Closing Date, signed by the President or any Vice President of such Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit D hereto with appropriate insertions, together (x) with copies of the Certificate of Incorporation and By-Laws of such Credit Party and
(y) the resolutions of such Credit

Party and the other documents referred to in such certificate, and the foregoing shall be reasonably satisfactory to the Administrative Agent.

                  (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement, the other Credit Documents and the Transaction Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                  4.06 1996 Loan. On the Closing Date, the 1996 Loan shall have been completed in accordance with the 1996 Loan Documents and in a manner satisfactory to the Administrative Agent, and the Banks shall have received a copy of the 1996 Loan Documents.

                  4.07 Reinsurance Pooling Agreement. SNIG and the Borrower shall have entered into the Reinsurance Pooling Agreement, a copy of which shall have been delivered to the Banks, and such Reinsurance Pooling Agreement shall be in form and substance satisfactory to the Banks.

                  4.08 Adverse Change, etc. Neither the Administrative Agent nor the Required Banks shall have become aware of any facts or conditions not previously known or disclosed, whether occurring prior to or after the Effective Date, and since December 31, 1996 nothing shall have occurred, which, when taken as a whole, the Administrative Agent shall reasonably determine (i) has, or is reasonably likely to have, a material adverse effect on the rights or remedies of the Banks or the Administrative Agent under this Agreement or any other Credit Document, or on the ability of any Credit Party to perform its obligations to them, or (ii) has or is reasonably likely to have a Material Adverse Effect.

                  4.09 Litigation. No actions, suits or proceedings shall be pending or, to the knowledge of SNIG and/or the Borrower, threatened against the Borrower (i) with respect to this Agreement or any other Credit Document, the Transaction Documents or the transactions contemplated hereby or thereby (including the Acquisition) or (ii) which either the Administrative Agent or the Required Banks shall determine has, or is reasonably likely to have, (x) a Material Adverse Effect or (y) a material adverse effect on the rights or remedies of the Banks or the Administrative Agent hereunder or under any other Credit Document or on the ability of the any Credit Party to perform its obligations to them hereunder or under any other Credit Documents.

                  4.10 Pledge Agreement. On or prior to the Closing Date, SNIG and the Borrower and each of their Subsidiaries (other than any Regulated Insurance Company) shall have duly authorized, executed and delivered a Pledge Agreement substantially in the form of Exhibit F hereto (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Pledge Agreement"), which Pledge Agreement shall be in full force and effect, and shall have delivered to the Collateral Agent, as pledgee thereunder:

               (A) all of the Pledged Securities referred to therein, endorsed in blank or together with undated stock powers executed in blank, as appropriate;

               (B) executed copies of Financing Statements (Form UCC-1) in appropriate form for filing under the UCC of each jurisdiction as may be reasonably necessary to perfect the security interests purported to be created by the Pledge Agreement;

               (C) evidence of the completion of all recordings and filings of, or with respect to, the Pledge Agreement (other than the filing of the UCC-1 Financing Statements referred to in (B) above) as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created thereunder; and

               (D) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Pledge Agreement have been taken or will be taken promptly after the Closing Date.

                  4.11 Consummation of the Transaction. (a) On the Closing Date, the Acquisition shall have been consummated in accordance with the Acquisition Documents, which Acquisition Documents shall be in form and substance reasonably satisfactory to the Administrative Agent, and all applicable laws, and each of the conditions precedent to the consummation of the Acquisition (including, without limitation, the accuracy in all material respects of the representations and warranties contained in the Acquisition Agreement) shall have been satisfied and not waived except with the consent of the Administrative Agent and the Required Banks to the satisfaction of the Administrative Agent and the Required Banks.

               (b) On the Closing Date, the Redemption shall have been consummated in accordance with the Redemption Documents, which Redemption Documents shall be in form and substance reasonably satisfactory to the Administrative Agent, and all applicable laws, and each of the conditions precedent to the consummation of the Redemption shall have been satisfied and not waived except with the consent of the Administrative Agent and the Required Banks to the satisfaction of the Administrative Agent and the Required Banks.

                  (c)(i) On the Closing Date, the total commitments in respect of the Indebtedness to be Refinanced shall have been terminated, and all loans and notes with respect thereto shall have been repaid in full, together with interest thereon, all letters of credit issued thereunder shall have been terminated and all other amounts (including premiums) owing pursuant to the Indebtedness to be Refinanced shall have been repaid in full and all documents in respect of the Indebtedness to be Refinanced and all guarantees with respect thereto shall have been terminated (except as to indemnification provisions, which may survive) and be of no further force and effect.

               (ii) On the Closing Date, the creditors in respect of the Indebtedness to be Refinanced shall have terminated and released all security interests and Liens on the assets owned by SNIG and its Subsidiaries and Pac Rim and its Subsidiaries. The Administrative Agent shall have received such releases of security interests in and Liens on the assets owned by SNIG and its Subsidiaries and Pac Rim and its Subsidiaries as may have been requested by the Administrative Agent, which releases shall be in form and substance reasonably satisfactory to the Administrative Agent and Required Banks. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to SNIG or any of its Subsidiaries or Pac Rim or any of its Subsidiaries in connection with the security interests created with respect to the Indebtedness to be Refinanced and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of SNIG or any of its Subsidiaries or Pac Rim or any of its Subsidiaries on which filings have been made, (iii) terminations of all mortgages, leasehold mortgages, deeds of trust and leasehold deeds of trust created with respect to property of SNIG or any of its Subsidiaries or Pac Rim or any of its Subsidiaries, in each case, to secure the obligations in respect of the Indebtedness to be Refinanced, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent and Required Banks, and (iv) all collateral owned by SNIG or any of its Subsidiaries or Pac Rim or any of its Subsidiaries in the possession of any of the creditors in respect of the Indebtedness to be Refinanced or any collateral agent or trustee under any related security document shall have been returned to SNIG or such Subsidiary or Pac Rim or any of its Subsidiaries.

               4.12 Transaction Documents. On or before the Closing Date, there shall have been delivered to the Administrative Agent, with copies for the Banks, true and correct copies of the Transaction Documents and all terms of such Transaction Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Banks. The representations and warranties set forth in the Transaction Documents shall be true and correct in all material respects as if made on and as of the Closing Date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date. Concurrently with the incurrence of the Loans on the Closing Date, the Transaction shall have been consummated in substantial compliance with the terms of the Transaction Documents and all Legal Requirements.

               4.13 Various Agreements. On or prior to the Closing Date, there shall have been made available to the Administrative Agent (and copies thereof shall have been made available to the Banks requesting same) copies, certified as true and correct by an appropriate officer of the Borrower, of:

               (a) all Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA, and any other material agreements, plans or arrangements, with or for the benefit of current or former employees of SNIG or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any multiemployer plan, as defined in 4001(a)(3) of ERISA, only to the extent that any document described therein is in the possession of SNIG or any Subsidiary of SNIG or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such plan) (collectively, the "Plan Documents");

               (b) all material employment agreements (or the forms thereof), if any, with respect to the senior management of SNIG or any of its Subsidiaries including, without limitation, Pac Rim and its Subsidiaries (collectively, the "Management Agreements");

                  (c) all employment or compensation agreements providing for annual compensation of $100,000 or more (or the forms thereof) entered or to be entered into by SNIG or any of its Subsidiaries (collectively, the "Employment Agreements");

                  (d) all agreements, if any, (or the forms thereof) entered or to be entered into by SNIG or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements (or the forms thereof) entered or to be entered into by stockholders relating to any such entity with respect to its capital stock, but excluding agreements with directors of any Subsidiaries of SNIG relating to directors' qualifying shares held by such directors (collectively, the "Stockholders Agreements");

                  (e) all tax sharing, tax allocation and other similar agreements (or the forms thereof) entered or to be entered into by SNIG and/or any of its Subsidiaries (including the Borrower, SNIC and PRACO) (collectively, the "Tax Sharing Agreements");

                  (f) all material agreements entered into between SNIG and any of its Subsidiaries and/or among or between any of SNIG's Subsidiaries relating to the allocation of expenses incurred by SNIG or any such Subsidiary (collectively, the "Shared Expenses Agreements");

                  (g) all Existing Preferred Stock Documents (including, without limitation, the Subordinated Debt Documents, the Liability Assumption Agreement and the Warrant Documents), together with all agreements, documents and instruments entered into in connection with the amendment of such Existing Preferred Stock Documents on the Closing Date as required by Section 4.20;

                  (h) all agreements evidencing, governing or relating to the Reinsurance Pooling Agreement (the "Reinsurance Pooling Agreement Documents");

                  (i) all 1996 Loan Documents;

                  (j) all material contracts and licenses of SNIG or any of its Subsidiaries (including the Borrower, Pac Rim and each of their Subsidiaries) that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Material Contracts"); and

                  (k) all Reinsurance Agreements of SNIG and each of its Subsidiaries;

all of which Plan Documents, Management Agreements, Employment Agreements, Stockholders Agreements, Tax Sharing Agreements, Shared Expenses Agreements, Existing Preferred Stock Documents, Reinsurance Pooling Agreement Documents, 1996 Loan Documents, Material Contracts and Reinsurance Agreements shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

         4.14 Financial Statements; Projections. Prior to the Closing Date, the Borrower shall have delivered or caused to be delivered to the Administrative Agent with copies for each Bank:

               (a) the audited Annual Statement of each of SNIC and PRACO for the fiscal year ended December 31, 1996, prepared in accordance with SAP and as filed with the Insurance Department of the State of California, which Annual Statement shall be satisfactory in form and substance to the Administrative Agent and the Banks;

               (b) the audited consolidated balance sheet of each of SNIG and Pac Rim for the fiscal year ended December 31, 1996, and the related consolidated statements of income, of stockholder's equity and of cash flows, in each case prepared in accordance with GAAP;

               (c) projected financial statements for the Borrower and its Subsidiaries, updating the projections, dated February 14, 1997, of such Persons previously delivered to the Administrative Agent reflecting the projected financial condition, income and expenses of the Borrower and its Subsidiaries after giving effect to the Transaction and the other transactions contemplated hereby, which updates shall be satisfactory in form and substance to the Administrative Agent and the Banks; and

               (d) a closing funds flow statement in connection with the Transaction, in form and substance satisfactory to the Administrative Agent.

         4.15 Approvals, etc. On the Closing Date the following approvals shall have been obtained to the satisfaction of the Banks:

                  (i) all necessary and material governmental and third party approvals, permits and licenses in connection with the Transaction and the transactions contemplated by the Transaction Documents and otherwise referred to herein or therein (including without limitation the approval of the Department of Insurance of the State of California), to the extent such approvals, consents, permits and licenses are required to be obtained or made prior to the Closing Date, shall have been obtained and remain in full force and effect, and all applicable waiting periods shall have expired, in each case without any action being taken by any competent authority (including any court having jurisdiction) which restrains, prevents or imposes, in the reasonable judgment of the Required Banks or the Administrative Agent, materially adverse conditions upon the consummation of the Transaction or any such agreement or transaction;

                 (ii) all necessary shareholder approvals in connection with the Acquisition and Indebtedness to be incurred pursuant to this Agreement shall have been obtained and remain in full force and effect; and

                (iii) all regulatory approvals in connection with the pledge of the stock of SNIC and PRACO shall have been obtained and remain in full force and effect.

                  4.16 Indebtedness. On the Closing Date and after giving effect to the consummation of the Transaction and the other transactions contemplated hereby, (a) the only Indebtedness of the Borrower and its Subsidiaries shall consist of the Indebtedness incurred pursuant to the Credit Documents and (b) the only Indebtedness of SNIG and its Subsidiaries shall consist of (i) Indebtedness incurred pursuant to the Credit Documents, (ii) Indebtedness owing in connection with the 1996 Loan, (iii) Indebtedness owing in an amount not to exceed $500,000, (iv) Indebtedness owing in connection with the Subordinated Debt, (v) liabilities existing pursuant to the Liability Assumption Agreement and (vi) Indebtedness owing in connection with the Reverse Repurchase Program in an amount not to exceed $7,500,000.

                  4.17 Payment of Fees. On the Closing Date, all costs, fees and expenses (including, without limitation, legal fees and expenses), and all other compensation contemplated by this Agreement or the other Credit Documents, due to the Administrative Agent or any Banks shall have been paid to the extent due.

                  4.18 Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing satisfying the requirements of Section 1.03 with respect to all Borrowings of Loans on the Closing Date.

                  4.19 Insurance Policies. On the Closing Date, the Administrative Agent shall have received evidence of insurance complying with the requirements of Section 6.03 for the business and properties of SNIG and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent.

                  4.20 Existing Preferred Stock; Warrants. The Existing Preferred Stock Documents shall have been amended in a manner satisfactory to the Administrative Agent or a waiver shall have been issued by the relevant parties therein.

                  4.21 Reports. The Borrower shall have delivered, or shall have caused to be delivered, to the Administrative Agent and the Banks (a) all changes and updates, if any, made to the actuarial valuation reports of Tillinghast, dated August 16, 1996 provided in connection with the insurance operations of SNIG, (b) all subsequent actuarial valuation reports provided in connection with the insurance businesses of SNIG, (c) the most recent independent actuarial valuation report provided in connection with Pac Rim, (d) the independent actuarial valuation report, dated March 27, 1996 provided in connection with Superior Bermuda and (e) the actuarial valuation report of Tillinghast in connection with Pac Rim, provided to SNIG on August 19, 1996, which changes and reports shall be satisfactory in form and substance to the Administrative Agent and the Banks.

                  4.22 Consolidated Net Worth of the Borrower. On the Closing Date and after giving effect to the consummation of the Transaction, the Consolidated Net Worth of the Borrower shall be at least $85,000,000.

                  4.23 Reserve Increase. A reserve increase in an amount equal to at least $12,000,000 shall have been taken at PRACO and not reversed, based on the books of business as of December 31, 1996, prior to the Closing Date.

                  4.24 Independent Auditor's Opinion. On the Closing Date, the Banks shall have received an independent auditor's opinion, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Banks, indicating a Tax Net Operating Loss Carry Forward at SNIG of at least $80,000,000 at December 31, 1995.

                  4.25 Capital Contribution. On the Closing Date, SNIG and/or its Subsidiaries shall have made a capital contribution to PRACO (the "Capital Contribution") in an aggregate amount of at least $10,000,000.

                  4.26 Ownership. On or prior to the Closing Date, the Borrower shall be a direct Wholly-Owned Subsidiary of SNIG and all assets currently owned by SNIG shall have been transferred to the Borrower except (i) all capital stock of the Borrower and SNCHC, (ii) the Reinsurance Recoverables and (iii) its general partnership interest in SNAC.

                  The acceptance of the benefits of the Loans on the Closing Date shall constitute a representation and warranty by the Borrower to each of the Banks that all of the conditions specified in this Section 4 exist or have been satisfied as of such date. All of the certificates, legal opinions and other documents and papers referred to in this Section 4, unless otherwise specified, shall be delivered to the Administrative Agent at its Notice Office for the account of each of the Banks.


                  SECTION 5. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and to make the Loans provided for herein, each of SNIG and the Borrower makes the following representations and warranties to, and agreements with, the Banks, all of which shall survive the execution and delivery of this Agreement and the making of the Loans (with the making of the Loans being deemed to constitute a representation and warranty that the matters specified in this Section 5 are true and correct in all material respects on and as of the date of the making of the Loans (after giving effect to the consummation of the Transaction on such date) unless such representation and warranty expressly indicates that it is being made as of any specific date in which case such representation and warranty shall be true and correct in all material respects as of such specified date):

                  5.01 Corporate Status. SNIG and each of its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) has been duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect.

                  5.02 Corporate Power and Authority. Each Credit Party has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Transaction Documents to which it is a party. Each Credit Party and each of its Subsidiaries has duly executed and delivered each Transaction Document to which it is a party and each such Transaction Document constitutes the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                  5.03 No Contravention of Laws, Agreements or Organizational Documents. Neither the execution, delivery and performance by any Credit Party of the Transaction Documents to which it is a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Pledge Agreement) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of SNIG or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material instrument to which SNIG or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of SNIG or any of its Subsidiaries.

                  5.04 Litigation and Contingent Liabilities. (a) There are no actions, suits or proceedings pending or threatened in writing involving SNIG, the Borrower or any of their respective Subsidiaries (including, without limitation, with respect to the Transaction, this Agreement or any documentation executed in connection therewith or herewith) (i) which has or is likely to have a Material Adverse Effect or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Banks or on the ability of any Credit Party to perform its respective obligations to the Banks hereunder and under the other Credit Documents to which it is, or will be, a party. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the making of any Loan hereunder.

                  (b) Except as fully reflected in the financial statements described in Section 5.11(b) (including the footnotes thereto), the Indebtedness incurred under this Agreement and all obligations incurred in the ordinary course of business since the date of the financial statements described in
Section 5.11(b), there were as of the Closing Date (and after giving effect to the Loans made on such date), no liabilities or obligations with respect to SNIG or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), and SNIG does not know of any basis for the assertion against SNIG or any of its Subsidiaries of any such liability or obligation, which, in the case of any of the foregoing referred to in this clause (b), either individually or in the aggregate, are or would be reasonably likely to have a Material Adverse Effect.

                  5.05 Use of Proceeds; Margin Regulations. (a) The proceeds of all Loans shall be utilized solely to effect the Transaction and to pay costs and expenses in connection therewith.

                  (b) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

                  5.06 Approvals. Except for filings and approvals made or obtained on or prior to the Closing Date, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required prior to the Closing Date in connection with (i) the execution, delivery and performance of any Transaction Document or (ii) the legality, validity, binding effect or enforceability of any Transaction Document.

                  5.07 Investment Company Act. Neither SNIG nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  5.08 Public Utility Holding Company Act. Neither SNIG nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  5.09 True and Complete Disclosure; Projections and Assumptions. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of SNIG or any of its Subsidiaries to the Administrative Agent or any Bank (including, without limitation, all information contained in the Transaction Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other factual information (taken as a whole) hereafter furnished by or on behalf of any such Persons in writing to the Administrative Agent will be, true and accurate in all material respects on the date as of which such information is dated and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided. The Projections contained in such materials are based on good faith estimates and assumptions believed by SNIG and the Borrower to be reasonable and attainable at the time made, it being recognized by the

Banks that such Projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such Projections may differ from the projected results.

                  5.10 Consummation of Transaction. As of the Closing Date, (i) the Transaction has been consummated in accordance with, in all material respects, the terms and conditions of the Transaction Documents and all applicable laws and (ii) SNIG is the direct owner of 100% of the outstanding capital stock of the Borrower, and the Borrower is the direct owner of 100% of the outstanding capital stock of SNIC and PRACO, in each case free and clear of all Liens (other than Liens created pursuant to the Pledge Agreement in the case of the capital stock of the Borrower, SNIC and PRACO). All material consents and approvals of, and material filings and registrations with, and all other material actions in respect of, all governmental agencies, authorities or instrumentalities required in order to consummate the Transaction in accordance with the terms and conditions of the Transaction Documents and all applicable laws have been, or prior to the time required, will have been, obtained, given, filed or taken (with no concessions, agreements or understandings having been made or entered into by SNIG or any of its Subsidiaries in connection therewith other than those disclosed to the Banks prior to the Effective Date and found reasonably acceptable by the Administrative Agent) and are or will be in full force and effect. All applicable waiting periods with respect thereto have, or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the consummation of the Transaction. Additionally, there does not exist any judgment, order, or injunction prohibiting or imposing material adverse conditions upon the Transaction or the making of the Loans or the performance by SNIG and its Subsidiaries of their obligations under the Transaction Documents.

                  5.11 Financial Condition; Financial Statements. (a) On and as of the Closing Date, on a pro forma basis after giving effect to the Transaction and all Indebtedness incurred, and to be incurred, on or prior to the Closing Date, and Liens created, and to be created, on or prior to the Closing Date, in connection with this Agreement, with respect to each of SNIG and its Subsidiaries (on a consolidated basis) and of the Borrower (on a stand-alone basis) (x) the sum of the assets, at a fair valuation, of each of SNIG and its Subsidiaries (on a consolidated basis) and the Borrower (on a stand-alone basis) will exceed their debts, (y) the Borrower (on a stand-alone basis) and SNIG and its Subsidiaries (on a consolidated basis) will not have incurred nor intended to, or believe that they will, incur debts beyond their ability to pay such debts as such debts mature and (z) the Borrower (on a stand-alone basis), and SNIG and its Subsidiaries (on a consolidated basis) will have sufficient capital with which to conduct their business. For purposes of this Section 5.11(a), "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (b) The financial statements and pro forma (after giving effect to the Transaction and the other transactions contemplated hereby) balance sheet delivered to the Administrative Agent pursuant to Section 4.14 present fairly in all material respects the financial position of the respective Persons referred to in such Sections at the dates of said statements and the results of operations for the periods covered thereby (or, in the case of the pro forma balance sheet, present a good faith estimate of the consolidated pro forma financial condition of each of SNIG and its Subsidiaries and the Borrower and its Subsidiaries at the date thereof). All such financial statements have been prepared in accordance with SAP or GAAP, as indicated in Section 4.14, consistently applied except to the extent provided in the notes to said financial statements.

                  (c) Since December 31, 1996, nothing has occurred which, when taken as a whole, has or is reasonably likely to have a Material Adverse Effect.

                  5.12 Security Interests. On and after the Closing Date, the Pledge Agreement creates, as security for the Obligations, valid and enforceable perfected security interests in and Liens on all of the Collateral subject thereto, superior to and prior to the rights of all third persons and subject to no other Liens other than Liens permitted pursuant to Sections 7.03(a), (b),
(f), (g) and (h), in favor of the Collateral Agent for the benefit of the Banks. At all times on or after the Closing Date, the Borrower has good and marketable title to all Collateral free and clear of all Liens (except as created pursuant to the Pledge Agreement). No filings or recordings are required in order to perfect the security interests created under the Pledge Agreement except for filings or recordings which shall have been made, or provided for to the reasonable satisfaction of the Administrative Agent, upon or prior to the Closing Date.

                  5.13 Tax Returns and Payments. SNIG and each of its Subsidiaries has filed all federal income tax returns and all other tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. SNIG and each of its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of such Person) for the payment of, all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of SNIG or any of its Subsidiaries, threatened by any authority regarding any taxes relating to SNIG or any of its Subsidiaries. Neither SNIG nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of SNIG or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of SNIG or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

                  5.14 Compliance with ERISA. (a) Annex IV sets forth each Plan; each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including without limitation ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a multi-employer plan (as defined in Section 4001(a) (3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, in excess of $10,000, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 of 304 of ERISA; all contributions required to be made with respect to a Plan have been timely made except to the extent of any such contribution which, if not timely made, would not result in a material liability to SNIG, any Subsidiary of SNIG or any ERISA Affiliate; neither SNIG nor any Subsidiary of SNIG nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(1), 515, 4062, 4063, 4064, 4069,
4201, 4204, or 4212 of ERISA or Section 401(a) (29), 4971 or 4975 of the Code or expects to incur any material amount of such liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to SNIG or any Subsidiary of SNIG or any ERISA Affiliate of incurring a material amount of liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted by the PBGC to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA in a distress termination; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits or relating to qualified domestic relations orders) is pending, expected or threatened; no Plan is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA); neither SNIG nor any Subsidiary of SNIG nor any ERISA Affiliate has incurred any material liability as a result of any group health plan

(as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) other than a multiemployer plan described in Section 3(37) of ERISA which covers or has covered employees or former employees of SNIG, any Subsidiary of SNIG, or any ERISA Affiliate having not been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of SNIG or any Subsidiary of SNIG or any ERISA Affiliate exists or is likely to arise on account of any Plan; and SNIG and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

                  5.15 Subsidiaries. (a) Annex V hereto lists each Subsidiary of SNIG (and the direct and indirect ownership interest of SNIG therein) and also identifies the owner thereof in each case existing on the Closing Date (after giving effect to the Transaction). All such Subsidiaries are direct or indirect Wholly-Owned Subsidiaries of SNIG.

                  (b) There are no restrictions on the Borrower or any of its Subsidiaries which prohibit or otherwise restrict the transfer of cash or other assets from any Subsidiary of the Borrower to the Borrower, other than prohibitions or restrictions existing under or by reason of (i) this Agreement or the other Credit Documents, (ii) Legal Requirements, (iii) customary non-assignment provisions in contracts entered into in the ordinary course of business and consistent with past practices, and (iv) purchase money obligations for property acquired in the ordinary course of business, so long as such obligations are permitted under this Agreement.

                  5.16 Intellectual Property, etc. SNIG and each of its Subsidiaries have obtained all material patents, trademarks, servicemarks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted.

                  5.17 Pollution and Other Regulations. SNIG and each of its Subsidiaries are in compliance with all laws and regulations relating to pollution and environmental control, equal employment opportunity and employee safety in all domestic and foreign jurisdictions in which SNIG and each of its Subsidiaries is presently doing business, and SNIG will comply and cause each of its Subsidiaries to comply with all such laws and regulations which may be imposed in the future in jurisdictions in which SNIG or such Subsidiary may then be doing business; in each case other than those the non-compliance with which would not have a Material Adverse Effect.

                  5.18 Labor Relations; Collective Bargaining Agreements. (a) Set forth on Annex VI is a list and description (including dates of termination) of all Collective Bargaining Agreements between or applicable to SNIG or any of its Subsidiaries and any union, labor organization or other bargaining agent in respect of the employees of SNIG and/or any Subsidiary on the Closing Date.

                  (b) Neither SNIG nor any of its Subsidiaries is engaged in any unfair labor practice that is reasonably likely to have a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against SNIG or any of its Subsidiaries or threatened in writing against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any Collective Bargaining Agreement is now pending against SNIG or any of its Subsidiaries or threatened in writing against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage is pending against SNIG or any of its Subsidiaries or threatened in writing against SNIG or any of its Subsidiaries and (iii) to the best knowledge of SNIG and the Borrower, no union representation question exists with respect to the employees of SNIG or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

                  5.19 Capitalization. (a) On the Closing Date, and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of SNIG consists of 25,000,000 shares of common stock, $.01 par value per share, 5,837,144 of which shall be issued and outstanding (assuming no exercise of options or warrants between March 1, 1997 and the Closing Date). As of the Closing Date, all such outstanding shares of SNIG have been duly and validly issued and are fully paid and nonassessable. Neither SNIG nor any of its Subsidiaries has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock except, in the case of SNIG, for options, warrants and grants outstanding in the aggregate amounts set forth on Annex IX.

                  (b) On the Closing Date and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of the Borrower shall consist of 10,000 shares of common stock, $0.01 par value per share, and all of the issued and outstanding shares of such common stock are owned by SNIG. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  (c) On the Closing Date, and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of SNIC consists of 40,000 shares of common stock, $75.00 par value per share, 40,000 of which shall be issued and outstanding. As of the Closing Date, all such outstanding shares of SNIC have been duly and validly issued and are fully paid and nonassessable. SNIC does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  (d) On the Closing Date, and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of PRACO consists of 1,000,000 shares of common stock, no par value, 31,000 of which shall be issued and outstanding. As of the Closing Date, all such outstanding shares of PRACO have been duly and validly issued and are fully paid and nonassessable. PRACO does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  5.20 Representations and Warranties in Transaction Documents. All representations and warranties set forth in the Transaction Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Closing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                  5.21 Indebtedness. Annex III sets forth a true and complete list of all Indebtedness of SNIG and its Subsidiaries as of the Closing Date which has been reviewed and approved by the Banks (after giving effect to the Transaction), in each case showing the aggregate principal amount thereof, the name of the lender in respect thereof and the name of the respective borrower and any other entity which has directly or indirectly guaranteed such Indebtedness.

                  5.22 Compliance with Statutes, etc. SNIG and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all appli-cable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable environmental laws), except such noncompliances as would not, in the aggregate, have a Material Adverse Effect.

                  5.23 Insurance Licenses. Each Regulated Insurance Company has obtained and maintains in full force and effect all licenses and permits from all regulatory authorities necessary to operate in the jurisdictions in which such Regulated Insurance Company operates, in each case other than such licenses and permits the failure to obtain or maintain, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect.

                  5.24 Conduct of Business. Prior to the Closing Date, the Borrower has conducted no business other than that related to the Transaction.

                  Notwithstanding anything to the contrary contained herein, no Bank shall have any claim against the Borrower for a breach of representation or warranty contained in this Section 5 after the date on which the Total Commitment has been terminated and all principal, interest and other amounts owing hereunder and under the other Credit Documents have been irrevocably repaid in full.


                  SECTION 6. Affirmative Covenants. SNIG and the Borrower hereby covenant and agree that on the Closing Date and thereafter, for so long as this Agreement is in effect and until the Loans, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

                  6.01  Information Covenants.  SNIG will furnish to each Bank:

                  (a) Annual Financial Statements. (i) As soon as available and in any event within 90 days after the close of each fiscal year of each of SNIG and the Borrower, (x) the consolidated balance sheet of SNIG and its Subsidiaries and the Borrower and its Subsidiaries, in each case, as at the end of such fiscal year and the related consolidated statements of income, of stockholder's equity and of cash flows for such fiscal year and (y) the consolidating balance sheet of SNIG and each of its Subsidiaries as at the end of the fiscal year and the related consolidating statements of income, of stockholders' equity and of cash flows for such fiscal year; in each case prepared in accordance with GAAP and setting forth comparative figures for the preceding fiscal year, and, in the case of such consolidated statements, examined by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit or as to the status of SNIG and its Subsidiaries or the Borrower and its Subsidiaries as a going concern, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted in accordance with GAAP, such accounting firm has obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

                   (ii) As soon as available and in any event within 120 days after the close of each fiscal year of each Regulated Insurance Company, the Annual Statement (prepared in accordance with SAP) for such fiscal year of such Regulated Insurance Company, each on a consolidated basis and, in addition, on a stand alone basis in the case of SNIC and PRACO, as filed with the Applicable Insurance Regulatory Authority in compliance with the requirements thereof (or a report containing equivalent information for any Regulated Insurance Company not so required to file the foregoing with the Applicable Insurance Regulatory Authority) together with the opinion thereon of the Chief Financial Officer or other Authorized Officer of such Regulated Insurance Company stating that such Annual Statement presents fairly in all material respects the financial condition and results of operations of such Regulated Insurance Company in accordance with SAP.

                  (iii) As soon as available and in any event within 90 days after the close of each fiscal year of the Borrower, a copy of the "Statement of Actuarial Opinion" and "Management Discussion and Analysis" for each Regulated Insurance Company (prepared in accordance with SAP) for such fiscal year and as filed with the Applicable Regulatory Insurance Authority in compliance with the requirements thereof (or a report containing equivalent information for any Regulated Insurance Company not so required to file the foregoing with the Applicable Regulatory Insurance Authority).

                  (b) Quarterly Financial Statements. (i) As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of each of SNIG and the Borrower, (x) the consolidated balance sheet of SNIG and its Subsidiaries and the Borrower and its Subsidiaries, each as at the end of such fiscal quarter and the related consolidated statements of income, of stockholder's equity and of cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and (y) the consolidating balance sheet of SNIG and each of its Subsidiaries as at the end of such fiscal quarter and the related consolidating statements of income, of stockholders' equity and of cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period; in each case setting forth comparative figures for the related periods in the prior fiscal year, and all of which shall be prepared in accordance with GAAP and certified by the Chief Financial Officer or other Authorized Officer of SNIG or the Borrower, as the case may be, subject to changes resulting from normal year-end audit adjustments.

                   (ii) As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of each Regulated Insurance Company, quarterly financial statements (prepared in accordance with SAP) for such fiscal period of such Regulated Insurance Company, each on a consolidated basis and, in addition, on a stand alone basis in the case of SNIC and PRACO, as filed with the Applicable Insurance Regulatory Authority together with the opinion thereon of the Chief Financial Officer or other Authorized Officer of such Regulated Insurance Company stating that such financial statements present fairly in all material respects the financial condition and results of operations of such Regulated Insurance Company in accordance with SAP.

                  (c) Financial Plans, etc. No later than 60 days following the first day of each fiscal year of SNIG, copies of the annual financial plan or budget for such fiscal year prepared by management of the Borrower for its internal use and distributed to the Board of Directors of the Borrower. Together with each delivery of financial statements pursuant to Section 6.01(a)(ii) and (b)(ii), a comparison of the current year to date financial results (other than in respect of the balance sheets included therein) against the plans required to be submitted pursuant to this clause (c) shall be presented.

                  (d) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 6.01(a)(i) and (ii) and
         (b)(i) and (ii), a certificate of the Chief Financial Officer or other Authorized Officer of SNIG to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth (x) the calculations required to establish whether SNIG and its Subsidiaries were in compliance with the provisions of Sections 6.11, 7.11, 7.12, 7.13, 7.14, 7.15 and 7.16 as at the end of such fiscal year or quarter, as the case may be, and (y) a summary of all outstanding litigation at the end of such fiscal year or quarter and of all litigation settled during the preceding fiscal quarter, in each case involving SNIG, the Borrower or any of their respective

         Subsidiaries, but only to the extent that any such litigation (i) arises outside the ordinary course of business of SNIG and its Subsidiaries or (ii) could have a Material Adverse Effect.

                  (e) Notice of Default or Litigation. Promptly, and in any event within three Business Days after SNIG or any of its Subsidiaries obtains knowledge thereof, (x) notice of the occurrence of any event which constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto and (y) promptly after SNIG or any of its Subsidiaries obtains knowledge thereof, notice of any outstanding litigation or governmental or regulatory proceeding pending against SNIG or any of its Subsidiaries which could have a Material Adverse Effect, or a material adverse effect on the ability of any Credit Party to perform its respective obligations hereunder or under any other Credit Document.

                  (f) Auditors' Reports. Promptly upon receipt thereof, a copy of (x) each other report or "management letter" submitted to SNIG or any of its Subsidiaries by their independent accountants in connection with any annual, interim or special audit made by them of the books of SNIG or any of its Subsidiaries and (y) each report submitted to SNIG or any of its Subsidiaries by any independent actuary to the extent that such report, in the good faith opinion of SNIG, identifies a condition, situation or event that has or is reasonably likely to have a Material Adverse Effect.

                  (g) Reserve Adequacy Report. No later than April 1 of each year, a report prepared by an independent actuarial consulting firm of recognized professional standing reasonably satisfactory to the Administrative Agent and the Required Banks reviewing the adequacy of reserves of each Regulated Insurance Company determined in accordance with SAP, which firm shall be provided access to or copies of all reserve analyses and valuations relating to the insurance business of each Regulated Insurance Company in the possession of or available to SNIG or its Subsidiaries.

                  (h) Other Regulatory Statements and Reports. Promptly (A) after their becoming available, copies of any statutory financial statements (including all exhibits and schedules thereto) that SNIG, the Borrower or any Regulated Insurance Company periodically files with the Applicable Insurance Regulatory Authority of the state in which it is domiciled and, to the extent materially different from the financial statements filed in such state of domicile, any other state in which it is deemed to be commercially domiciled or any governmental agency or agencies substituted therefor, (B) after receipt thereof, copies of all regular and periodic reports of reviews or examinations (including, without limitation, triennial examinations and risk adjusted capital reports) of any Regulated Insurance Company, delivered to such Person by any Applicable Insurance Regulatory Authority, insurance commission or similar regulatory authority, (C) after receipt thereof, written notice of any assertion by any Applicable Insurance Regulatory Authority or any governmental agency or agencies substituted therefor, as to a violation of any Legal Requirement by any Regulated Insurance Company which is likely to have a Material Adverse Effect,
         (D) after receipt thereof, a copy of the final report to each Regulated Insurance Company from the NAIC for each fiscal year, as to such Regulated Insurance Company's compliance or noncompliance with each of the NAIC Tests, (E) after receipt thereof, a copy of any rating analysis by any rating agency (including, without limitation, A.M.
         Best) for each Regulated Insurance Company for each fiscal year, (F) after receipt thereof, a copy of any notice of termination, cancellation or recapture of any Reinsurance Agreement or Retrocession Agreement to which a Regulated Insurance Company is a party to the extent such termination or cancellation is likely to have a Material Adverse Effect, (G) and in any event not later than seven days after the making of any such filing, copies of all insurance holding company system act filings with governmental authorities by a Regulated Insurance Company, including, without limitation, filings which seek approval of governmental authorities with respect to transactions between any of the Regulated Insurance Companies and any of their respective Affiliates, (H) and in any event within three Business Days after receipt thereof, copies of any notice of actual suspension, termination or revocation of any license of any Regulated Insurance Company by any Applicable Insurance Regulatory Authority, including any request by an Applicable Insurance Regulatory Authority which commits a Regulated Insurance Company to take or refrain from taking any action or which otherwise affects the authority of such Regulated Insurance Company to conduct its business, and (I) and in any event within seven Business Days after SNIG, the Borrower or any of their Subsidiaries obtains knowledge thereof, notice of any actual changes in the insurance laws enacted in any state in which any Regulated Insurance Company is domiciled which could have a Material Adverse Effect.

                  (i) Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by SNIG or any of its Subsidiaries (other than any registration statement on Form S-8) and copies of all financial statements, proxy statements, notices and reports as SNIG or any of its Subsidiaries shall send to analysts generally or the holders of their capital stock or of the Subordinated Debt in their capacity as such holders (in each case to the extent not theretofore delivered to the Banks pursuant to this Agreement) and, with reasonable promptness, such other information or existing documents (financial or otherwise) as the Administrative Agent or any Bank may reasonably request from time to time.

                  6.02 Books, Records and Inspections. SNIG will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Bank to visit and inspect any of the properties or assets of SNIG and any of its Subsidiaries in whomsoever's possession (but only to the extent SNIG or such Subsidiary has the right to do so to the extent in the possession of another Person), and to examine the books of account of SNIG and any of its Subsidiaries and discuss the affairs, finances and accounts of SNIG and of any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants and independent actuaries, if any, all at such reasonable times and intervals, upon reasonable prior notice and to such reasonable extent as the Administrative Agent or any Bank may request.

                  6.03 Insurance. SNIG will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice.

                  6.04 Payment of Taxes. SNIG will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims (other than claims relating to the adjustment or settling, in the ordinary course of business, of claims in respect of insurance policies or reinsurance contracts) which, if unpaid, might become a Lien or charge upon any properties of SNIG or any of its Subsidiaries; provided that neither SNIG nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of the Borrower) with respect thereto in accordance with GAAP.

                  6.05 Corporate Franchises. SNIG will do, and will cause each Subsidiary to do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and authority; provided that any transaction permitted by Section 7.02 will not constitute a breach of this Section 6.05.

                  6.06 Compliance with Statutes, etc. SNIG will, and will cause each Subsidiary to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) other than those the non-compliance with which would not have a Material Adverse Effect.

                  6.07 ERISA. As soon as possible and, in any event, within 10 Business Days after SNIG, any Subsidiary of SNIG or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, SNIG will deliver to each of the Banks a certificate of the chief financial officer of SNIG setting forth the full details as to such occurrence and the action, if any, that SNIG, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by SNIG, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, in excess of $10,000 has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan has not been timely made except to the extent that any such untimely contribution would not result in a material liability to SNIG, any Subsidiary of SNIG or any ERISA Affiliate; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that SNIG, any Subsidiary of SNIG or any ERISA Affiliate will or may incur any material amount of liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of
ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that SNIG or any Subsidiary of SNIG may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides death, health or severance benefits to retired employees or other former employees (other than as required by Section 601 of ERISA or applicable state law) or any Plan. At the request of any Bank, SNIG will promptly deliver to such Bank a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, if requested by the Banks, copies of annual reports and any material notices received by SNIG, any Subsidiary of SNIG or any ERISA Affiliate with respect to any Plan shall be delivered to the Banks no later than 10 Business Days after the date such notice has been received by SNIG, the Subsidiary or the ERISA Affiliate, as applicable.

                  6.08 Performance of Obligations. SNIG will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of each mortgage, indenture, security agreement, other debt instrument and material contract by which it is bound or to which it is a party.

                  6.09 Good Repair. SNIG will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used or useful in its business in whomsoever's possession they may be, are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner customary for companies in similar businesses.

                  6.10 End of Fiscal Years; Fiscal Quarters. SNIG will, for financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

                  6.11 Reserve Requirements For Certain Subsidiaries. SNIG will cause each Regulated Insurance Company to maintain reserves above the Minimum Reserve Level for such Regulated Insurance Company.

                  6.12 Maintenance of Licenses and Permits. SNIG will, and will cause each of its Subsidiaries to, maintain all permits, licenses and consents as may be required for the conduct of its business by any state, federal or local government agency or instrumentality except where failure to maintain the same could not reasonably be expected to have a Material Adverse Effect.

                  6.13 Maintenance of Corporate Separateness. SNIG will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities, including the maintenance of corporate records. Neither the Borrower nor any Subsidiary of the Borrower shall make any payment to a creditor of SNIG in respect of any liability of SNIG, and no bank account of SNIG shall be commingled with any bank account of the Borrower or any Subsidiary of the Borrower. Any financial statements distributed to any creditors of SNIG shall, to the extent permitted by GAAP, clearly establish the corporate separateness of SNIG from the Borrower and each of the Borrower's Subsidiaries. Finally, neither SNIG nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of SNIG on the one hand and of the Borrower or any Subsidiary of the Borrower on the other hand being ignored, or in the assets and liabilities of the Borrower or any Subsidiary of the Borrower being substantively consolidated with those of SNIG in a bankruptcy, reorganization or other insolvency proceeding.

                  6.14 Register. The Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this Section 6.14, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the obligations of SNIG and the Borrower in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 11.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 6.14 (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Administrative Agent).

                  6.15 Reincorporation Merger. On the closing date, immediately following the consummation of the Acquisition, SNIG and the Borrower shall cause the

Reincorporation Merger to be consummated in accordance with Section 11.19, and all aspects thereof (including, without limitation, regulatory, financial, accounting and tax aspects) shall be satisfactory to the Required Banks and in compliance with the terms of this Agreement, the Reincorporation Merger Documents and all applicable laws. No later than the Closing Date, the Articles of Merger with respect to the Reincorporation Merger shall have been filed to the satisfaction of the Administrative Agent with the Secretary of State of the State of Delaware.

                  6.16 Further Opinion of Counsel. On the Closing Date, SNIG and the Borrower shall deliver to the Administrative Agent opinions, addressed to the Administrative Agent in each of the Banks and dated the Closing Date from
(i) Riordan & McKinzie, counsel to the Credit Parties, which opinion shall cover such matters incident to the Reincorporation Merger and as contained in Exhibit J and (ii) local counsel to the Credit Parties reasonably satisfactory to the Administrative Agent, which opinions shall cover such matters incident to the Reincorporation Merger and as the Administrative Agent or the Required Banks may reasonably require shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

                  6.17 Superior Bermuda Securities. No later than 30 days after the Closing Date, the Borrower shall take all actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interest of the Collateral Agent in the stock of Superior Bermuda as listed on Annex B to the Pledge Agreement.

                  6.18 Foreign Subsidiaries Security. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower acceptable to the Administrative Agent and the Required Banks does not within 30 days after a request from the Administrative Agent or the Required Banks deliver evidence, in form and substance mutually satisfactory to the Administrative Agent and the Borrower, with respect to any Foreign Subsidiary which has not already had all of its stock pledged pursuant to the Pledge Agreement that (i) a pledge (x) of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, and (y) of any promissory note issued by such Foreign Subsidiary to SNIG or any of its Domestic Subsidiaries and (ii) the entering into by such Foreign Subsidiary of a pledge agreement in substantially the form of the Pledge Agreement, in any such case would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock or any promissory notes so issued by such Foreign Subsidiary, in each case not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), granting the Secured Creditors a security interest in all of such Foreign Subsidiary's assets and securing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Agreement or Other Hedging Agreement, to the extent that the entering into such Pledge Agreement is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section
6.18 to be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

                  SECTION 7. Negative Covenants. SNIG and the Borrower hereby covenant and agree that on the Closing Date and thereafter, for so long as this Agreement is in effect and until the Loans together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

                  7.01 Changes in Business. (a) SNIG will not permit any of its Subsidiaries to engage in any business other than the issuance of workers compensation insurance and activities related thereto.

                  (b) SNIG will engage in no business other than (i) the ownership of the capital stock of the Borrower and SNCHC, (ii) its general partnership interest in SNAC, (iii) the incurrence of Indebtedness permitted to be incurred by it under Section 7.04 and (iv) entering into and performing its obligations under the Transaction Documents.

                  (c) SNCHC will engage in no business other than its general partnership interest in SNAC.

                  7.02 Consolidation, Merger, Sale or Purchase of Assets, etc. SNIG will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or sell or otherwise dispose of any of its property or assets (including the sale of capital stock of any of its Subsidiaries, but excluding any sale or disposition of property or assets in the ordinary course of business), or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or any part of the property or assets of any Person (excluding any purchases, leases or other acquisitions of property or assets in, and for use in, the ordinary course of business) or agree to do any of the foregoing at any future time, except that the following shall be permitted:

                  (a)  The Transaction;

                  (b) Capital Expenditures by the Borrower and its Subsidiaries to the extent permitted by Section 7.05;

                  (c) The investments, acquisitions and transfers or dispositions of property permitted pursuant to Section 7.06;

                  (d) The merger or consolidation or liquidation of any Wholly-Owned Subsidiary of the Borrower with or into another Wholly-Owned Subsidiary of the Borrower, provided that neither PRACO nor any of its Subsidiaries may merge, consolidate or liquidate into SNIC or any of its Subsidiaries;

                  (e) Any Regulated Insurance Company may enter into any Insurance Contract, Reinsurance Agreement or Retrocession Agreement in the ordinary course of business in accordance with its normal underwriting, indemnity and retention policies, provided that no Regulated Insurance Company shall enter into any Financial Reinsurance Agreements;

                  (f) The Borrower or any of its Subsidiaries may enter into leases of property or assets in the ordinary course of business not otherwise in violation of this Agreement;

                  (g) each of the Borrower and its Subsidiaries may sell assets, provided that (w) each such sale shall be for an amount at least equal to the fair market value thereof (as determined in good faith by senior management of the Borrower), (x) each such sale results in consideration in the form of cash, (y) the aggregate sale proceeds from all assets subject to such sales pursuant to this clause (g) in any fiscal year shall not exceed 10% of the Consolidated Net Worth of the Borrower as of the first day of such fiscal year provided that (i) on a pro forma basis (the pro forma adjustments made by the Borrower pursuant to this clause (i) shall be subject to the reasonable satisfaction of the Agent) determined as if such asset sale had been consummated on the date occurring twelve months prior to the last day of the most recently ended fiscal quarter of the Borrower with respect to any asset sale, SNIG and its Subsidiaries would have been in compliance with Sections 7.11 through 7.16 of this Agreement as of, or for the relevant period ended on, the last day of such fiscal quarter and (ii) on a pro forma basis (the pro forma adjustments made by SNIG pursuant to this clause (ii) shall be subject to the reasonable satisfaction of the Agent) determined as if such asset sale had been consummated, the covenants contained in Sections 7.11 through 7.16 will continue to be met for the twelve-month period following the last day of the fiscal quarter ended after the date of the consummation of such asset sale and
         (z) to the extent required by Section 3.02(i)(b), the Net Available Proceeds therefrom are applied to repay Loans as provided in Section 3.02(i)(b);

                  (h) SNIG may reincorporate in Delaware by merging with a newly formed Delaware corporation ("Holdings"), with Holdings to be the surviving corporation of such merger (the "Reincorporation Merger"), provided that (i) Holdings shall have no assets (other than nominal capital) or liabilities prior to such merger, (ii) Holdings shall be renamed Superior National Insurance Group, Inc. immediately following such merger and (iii) Holdings shall execute and deliver to the Administrative Agent an assumption acknowledgment (the "SNIG Assumption Acknowledgment") substantially in the form of Exhibit I; and

                  (i) the sale, transfer or disposition of any property of PRACO located in Florida, Texas, Alabama or Georgia in an amount not to exceed $1,000,000.

To the extent the Required Banks (or all the Banks to the extent required by Section 11.12) waive the provisions of this Section 7.02 with respect to the disposition of any Collateral, or any Collateral is disposed of as permitted by this Section 7.02, (i) such Collateral in each case shall be sold free and clear of the Liens in favor of the Secured Creditors created by the Pledge Agreement and (ii) if such Collateral includes all of the capital stock of a Subsidiary, such capital stock shall be released from the Pledge Agreement; and the Administrative Agent and the Collateral Agent shall be authorized to take such actions as the Administrative Agent or the Collateral Agent reasonably deems appropriate in connection therewith.

                  7.03 Liens. SNIG will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or any such Subsidiary whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to SNIG or any of its Subsidiaries) or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute relating to any such property, except:

                  (a) Liens for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established;

                  (b) Liens in respect of property or assets of any of the Borrower's Subsidiaries imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

                  (c) Liens created by this Agreement or the other Credit Documents;

                  (d) Liens in existence on the Effective Date which (x) have been reviewed and approved by the Banks and are listed, and the property subject thereto on the Effective Date described, in Annex VII, without giving effect to any extensions or renewals thereof (provided that (i) the securities subject to any such Lien may be replaced by other securities of no greater principal amount and (ii) no such extension or renewal will increase the obligations secured thereby or result in any such Lien attaching to any additional property) or (y) are otherwise permitted under this Section 7.03;

                  (e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.08;

                  (f) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds, Reinsurance Agreements, Retrocession Agreements and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

                  (g) Leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries and any interest or title of a lessor under any lease not in violation of this Agreement;

                  (h) Easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                  (i) Liens arising from UCC financing statements regarding leases not in violation of this Agreement;

                  (j) Liens on pledges or deposits of cash or securities made by any Regulated Insurance Company as a condition to obtaining or maintaining any licenses issued to it by any Applicable Insurance Regulatory Authority; and

                  (k)  Liens created under the 1996 Loan Documents.

                  7.04 Indebtedness. SNIG will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                  (b) Capitalized Lease Obligations of the Borrower and its Subsidiaries, provided that the aggregate Capitalized Lease Obligations under all Capital Leases shall not exceed $1,000,000 at any time;

                  (c) Indebtedness in existence on the Effective Date which has been reviewed and approved by the Banks and is listed in Annex III (including the Subordinated Debt, Indebtedness pursuant to the 1996 Loan, Indebtedness owing pursuant to the Liability Assumption Agreement), without giving effect to any subsequent extension, renewal or refinancing thereof;

                  (d) Obligations of any Regulated Insurance Company with respect to (i) letters of credit securing obligations under Reinsurance Agreements entered into in the ordinary course of business of any such Regulated Insurance Company, (ii) letters of credit issued in lieu of deposits to satisfy Legal Requirements or (iii) letters of credit or surety bonds issued in lieu of depositing securities with the California Department of Insurance to satisfy regulatory requirements in connection with worker's compensation insurance; in any case to the extent (x) such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than 10 days following receipt by the Borrower or such Subsidiary of notice of payment on such letter of credit, (y) in the case of (i) and (ii), the aggregate outstanding amount of such obligations does not exceed $1,000,000 at any time and (z) in the case of (iii), the aggregate outstanding amount of such obligations does not exceed $10,000,000 at any time;

                  (e) Indebtedness of the Borrower under Interest Rate Agreements entered into in respect of the Obligations;

                  (f) Indebtedness under reimbursement obligations in respect of letters of credit issued to guaranty or support the payment of performance bonds, workers' compensation claims, insurance claims and contested appeals and compliance with operational and regulatory obligations incurred in the ordinary course of business, in an aggregate principal amount not to exceed $1,000,000;

                  (g) Indebtedness owing pursuant to the Reverse Repurchase Program in an aggregate principal amount not to exceed $7,500,000 at any one time and which shall remain outstanding for no longer than 30 days at a time;

                  (h) the guarantee by SNIG of indebtedness incurred by the management of SNIG and owing to Imperial Bank, in an aggregate principal amount not to exceed $750,000, so long as the proceeds of such indebtedness are used by such management to purchase capital stock of SNIG; and

                  (i) Indebtedness of Superior Bermuda incurred in connection with the Superior Loan.

                  7.05 Capital Expenditures. SNIG will not incur, and will not permit any of its Subsidiaries to incur, Capital Expenditures, provided that the Borrower and its Subsidiaries may incur Capital Expenditures so long as the aggregate amount so incurred by the Borrower and its Subsidiaries (on a consolidated basis) during any fiscal year ending on a date set forth below does not exceed the amount set forth opposite such date below:

         Fiscal Year Ending                                     Amount
         ------------------                                     ------
         December 31, 1997                                    $1,000,000

         Thereafter                                           $1,500,000

                  7.06 Advances, Investments and Loans. SNIG will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except:

                  (a)  The Transaction shall be permitted;

                  (b) SNIG and its Subsidiaries which are not Regulated Insurance Companies may invest in cash, Cash Equivalents and Investment Grade Securities other than investments which are Risk Derivatives (determined at the time of acquisition); provided that any investment in Investment Grade Securities (other than U.S. Government Obligations) issued by any single Issuer shall not exceed on the date such investment is made an amount which, when added to all other investments by all Regulated Insurance Companies and the Borrower in such Issuer and outstanding on such date, is equal to 4% of Invested Assets at such time;

                  (c) The Borrower and its Subsidiaries may acquire and hold receivables owing to them in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (d) Loans and advances to employees for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business;

                  (e) The transactions described in Section 7.02(d), (e) and (i) shall be permitted;

                  (f) Regulated Insurance Companies may invest in (i) cash, (ii) Cash Equivalents, (iii) Investment Grade Securities and (iv) Non-Investment Grade Securities; provided that (A) no investment will be made in (i) any debt securities which are Non-Investment Grade Securities or (ii) any equity securities, at a time when, or if after giving effect thereto, the aggregate principal amount of all Non-Investment Grade Securities held by all Regulated Insurance Companies plus the aggregate outstanding investment made by all Regulated Insurance Companies in equity securities (other than securities of Persons which are Affiliates of the Borrower on the Effective Date) equals or exceeds or would equal or exceed 5% of Invested Assets; (B) no investment will be made in any real estate or loan secured by real estate (other than (I) credit tenant loans (as defined by the NAIC on the Effective Date), (II) those existing on the Effective Date (without giving effect to any increase thereto) and
         (III) loans secured by owner-occupied real estate, if made at a time when, and if after giving effect thereto, the aggregate of all such investments in mortgage loans does not exceed, and would not exceed, 1% of Invested Assets); and (C) no investment (other than U.S. Government Obligations) in any single issuer shall exceed on the date such investment is made an amount which, when added to all other investments by all Regulated Insurance Companies in the same issuer and outstanding on such date, is equal to 2% of Invested Assets at such time;

                  (g) Any Regulated Insurance Company may make investments in companies which are Wholly-Owned Subsidiaries of such Person (or any other Subsidiary of such Person created or acquired in accordance with
         Section 7.18) but only to the extent that any such investment, at the time made, does not reduce Statutory Surplus of such Regulated Insurance Company;

                  (h) Any Regulated Insurance Company may make investments pursuant to commitments in effect as of the Effective Date and described (as to matter and amount) on Annex VIII;

                  (i) Investments acquired by the Borrower or any of its Subsidiaries (x) in exchange for any other investment held by the Borrower or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other investment or (y) as a result of a foreclosure by the Borrower or any of its Subsidiaries with respect to any secured investment or other transfer of title with respect to any secured investment in default;

                  (j) Any Regulated Insurance Company may make (i) policy loans in the ordinary course of business; and (ii) agent debit balances in the ordinary course of business;

                  (k) Investments existing in connection with the Reverse Repurchase Program; provided that (i) the aggregate amount of such investments shall not exceed $7,500,000 at any time and (ii) each such investment shall remain outstanding for no more than 30 days; and

                  (l) Investments existing on the Effective Date which have been reviewed and approved by the Banks and are identified on Annex VIII.

                  7.07 Prepayments of Indebtedness, Modifications of Agreements, etc. SNIG will not, and will not permit any of its Subsidiaries to:

                  (a) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment or redemption or acquisition for value of

         (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange of, any Subordinated Debt or any Indebtedness outstanding pursuant to the 1996 Loan;

                  (b) amend or modify (or permit the amendment or modification of) any of the terms or provisions of the Acquisition Documents, the Redemption Documents, the Existing Preferred Stock Documents or the 1996 Loan
         Documents;

                  (c) amend, modify or change in any manner adverse to the interests of the Banks the Certificate of Incorporation (including, without limitation, by the filing of any certificate of designation) or By-Laws of the Borrower or any of its Subsidiaries, or any other agreement entered into by the Borrower or any of its Subsidiaries with respect to its capital stock, or enter into any new agreement with respect to the capital stock of the Borrower (to the extent adverse to the interests of the Banks) or any of its Subsidiaries;

                  (d) amend, modify or terminate (or permit the amendment, modification or termination of) the Reinsurance Pooling Agreement; and/or

                  (e) amend, modify or terminate (or permit the amendment, modification or termination of) the Tax Sharing Agreements.

                  7.08 Dividends, etc. (a) SNIG will not, and will not permit any of its Subsidiaries to, declare or pay any dividends (other than dividends payable solely in common stock of such Person) or return any capital to, its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, or purchase or otherwise acquire or permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of SNIG, the Borrower or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock) (all of the foregoing "Dividends"), except that:

                  (i) any Subsidiary of the Borrower may pay cash dividends to its parent if such parent is the Borrower or a Wholly-Owned Subsidiary of the Borrower;

                   (ii) the Borrower may pay cash dividends to SNIG at the time of, and in an amount equal to, interest payments on the Subordinated Debt so long as no Default or Event of Default exists or would exist immediately after giving effect thereto; and

                  (iii) the Borrower may pay cash dividends to SNIG from time to time to enable SNIG to pay operating expenses arising in the ordinary course of business and which are then due and payable (but excluding interest payments on Subordinated Debt), provided that (x) SNIG promptly uses the proceeds of any such dividends to pay such costs and expenses, (y) the aggregate amount of such dividends in any fiscal year of the Borrower shall not exceed $250,000 and (z) no Default or Event of Default exists or would exist immediately after giving effect thereto.

                  (b) SNIG will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or otherwise restricts (i) the ability of any Subsidiary to (A) pay dividends or make other distributions or pay any Indebtedness owed to SNIG or any of its Subsidiaries, (B) make loans or advances to SNIG or any Subsidiary, (C) transfer any of its properties or assets to SNIG or any Subsidiary or (D) guarantee the Obligations or (ii) the ability of SNIG or any Subsidiary of SNIG to create, incur, assume or suffer to exist any Lien upon its property or assets to secure the Obligations, other than prohibitions or restrictions existing under or by reason of (I) this Agreement, the other Credit Documents and the Subordinated Debt Documents and (II) Legal Requirements.

                  7.09 Transactions with Related Parties. SNIG will not, and will not permit any Subsidiary to, enter into any transaction or series of transactions with any Related Party (excluding SNIG or any Wholly-Owned Subsidiary of SNIG) other than in the ordinary course of business and on terms and conditions substantially as favorable to SNIG or such Subsidiary as would be obtainable by SNIG or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than a Related Party.

                  7.10 Transactions with Superior Bermuda. The Borrower will not, and will not permit any of its Subsidiaries (other than Superior Bermuda) to enter into any transactions or series of transactions with Superior Bermuda provided that this restriction shall not apply to (x) the ability of the Borrower to collect management and/or investment fees from Superior Bermuda and
(y) the ability of SNIC to make a loan to Superior Bermuda (the "Superior Loan") to repay its reinsurance obligations to SNIC, provided that, (i) Superior Bermuda is unable to otherwise make such repayments and (ii) such a loan shall only be permitted after Superior Bermuda has used all amounts transferred to it with the proceeds of the 1996 Loan.

                  7.11 Leverage Ratios. (a) The Borrower will not permit the ratio of (i) Consolidated Indebtedness of the Borrower to (ii) Consolidated Total Capital of the Borrower at any time during any period set forth below to be greater than the ratio set forth opposite such period:

         Period                                                     Ratio
         ------                                                     -----
         Closing Date to and including
         December 31, 1998                                        0.37:1.00

         Thereafter                                               0.30:1.00

                  (b) SNIG will not permit the ratio of (i) Consolidated Indebtedness of SNIG to (ii) Consolidated Total Capital of SNIG at any time during any period set forth below to be greater than the ratio set forth opposite such period:

         Period                                                     Ratio
         ------                                                     -----
         Closing Date to and including
         December 31, 1998                                         0.65:1.00

         Thereafter                                                0.50:1.00

                  7.12 Fixed Charge Coverage Ratio. SNIG and the Borrower will not permit the Fixed Charge Coverage Ratio for any Test Period to be less than 1.50:1.00.

                  7.13 Interest Coverage Ratio. SNIG and the Borrower will not permit the Interest Coverage Ratio for any Test Period to be less than 3.00:1.

                  7.14 Minimum Adjusted Consolidated Surplus. (a) SNIG and the Borrower shall not permit PRACO and SNIC, collectively, on a combined basis, to have during any period set forth below a Statutory Surplus of less than the amount set forth opposite such period below:

         Period                                                       Amount
         ------                                                       ------
         Closing Date to and
         including December 31, 1999                              $ 78,000,000

         Thereafter                                               $114,000,000

                  7.15 Minimum Risk-Based Capital. SNIG and the Borrower will not permit the Risk-Based Capital for any Subsidiary listed below to be less than the percentage set forth below opposite such Subsidiary:

         Subsidiary                                                Percentage
         ----------                                                ----------
         SNIC                                                         375%

         PRACO                                                        275%

                  7.16 Operating Leverage Ratio. SNIG and the Borrower will not permit the ratio of (i) Net Premiums Written for any Test Period to (ii) Statutory Surplus as of the last day of such Test Period for PRACO and SNIC, collectively on a combined basis, to be greater than 2.50:1.00.

                  7.17 Issuance of Stock. SNIG will not permit any of its Subsidiaries directly or indirectly to issue, sell, assign, pledge, or otherwise encumber or dispose of any shares of its capital stock or other equity securities (or warrants, rights or options to acquire shares or other equity securities) of such Subsidiary, except (i) to SNIG, the Borrower or another Wholly-Owned Subsidiary of the Borrower, (ii) to qualify directors if required by applicable law and (iii) pursuant to the Pledge Agreement.

                  7.18 Creation of Subsidiaries. Neither SNIG nor the Borrower shall create or acquire any Subsidiary other than (i) Regulated Insurance Companies which are direct Subsidiaries of the Borrower and all of the capital stock of such Subsidiary owned by the Borrower is pledged pursuant to the Pledge Agreement and (ii) Non-Regulated Insurance Companies which are not Subsidiaries of any Regulated Insurance Company and all of the capital stock of such Subsidiary owned by the Borrower is pledged pursuant to the Pledge Agreement.

                  7.19 Partnership Agreements. SNIG will not enter into any partnership agreement as a general partner (other than that partnership agreement establishing its general partnership interest in SNAC).

                  7.20 Transfers to SNIG. The Borrower will not and will not permit its Subsidiaries to transfer cash or other assets to or for the benefit of SNIG or any of its creditors or stockholders (in such capacity), except as permitted under Section 7.08.

                  SECTION 8. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  8.01 Payments. The Borrower shall (i) default in the payment when due of any principal of the Loans, (ii) default, and such default shall continue for two or more days, in the payment when due of any interest on the Loans or any Fees or (iii) default in the prompt payment following notice or demand in respect of any other amounts owing hereunder or under any other Credit Document; or

                  8.02 Representations, etc. Any representation, warranty or statement made or deemed made by SNIG or the Borrower or any other Credit Party herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  8.03 Covenants. Any Credit Party shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 6.10, 6.13 or 7, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section
8.01 or clause (a) of this Section 8.03) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days; or

                  8.04 Default Under Other Agreements. (a) SNIG, the Borrower or any of their respective Subsidiaries shall (i) default in any payment with respect to Indebtedness (other than the Obligations) in excess of $1,000,000 individually or in the aggregate, for SNIG, the Borrower and their respective Subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice of acceleration, or any lapse of time prior to the effectiveness of any notice of acceleration, is required), any such Indebtedness to become due prior to its stated maturity; or (b) any such Indebtedness of SNIG, the Borrower or any of their respective Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

                  8.05 Bankruptcy, etc. SNIG, the Borrower or any of their respective Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against SNIG, the Borrower or any of their respective Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of SNIG, the Borrower or any of their respective Subsidiaries; or SNIG, the Borrower or any of their respective Subsidiaries commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (collectively, a "conservator") of itself or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to SNIG, the Borrower or any of their respective Subsidiaries; or any such proceeding is commenced against (a) any Regulated Insurance Company which is engaged in the business of underwriting insurance and/or reinsurance in the United States, or (b) SNIG, the Borrower or any of their respective Subsidiaries (other than (x) any Regulated Insurance Company described in the immediately preceding clause (a) or (y) any dissolution or liquidation proceeding commenced against a Non-Regulated Subsidiary (i) the assets of which do not exceed an aggregate amount of $100,000 and (ii) in connection with the winding-up of such Subsidiary) to the extent such proceeding is consented to by such Person, and in the case of either clause
(a) or (b) remains undismissed for a period of 60 days; or SNIG, the Borrower or any of their respective Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (a) any Regulated Insurance Company which is engaged in the business of underwriting insurance and/or reinsurance in the United States suffers any appointment of any conservator or the like for it or any substantial part of its property, or (b) SNIG, the Borrower or any of their respective Subsidiaries (other than any Regulated Insurance Company described in the immediately preceding clause (a)) suffers any appointment of any conservator or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or SNIG, the Borrower or any of their respective Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by SNIG, the Borrower or any of their respective Subsidiaries for the purpose of effecting any of the foregoing; or

                  8.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed by the PBGC to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064,
4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the
Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower or any Subsidiary of the Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide death, health or severance benefits to retired employees or other former employees (other than as required by Section 601 of ERISA or applicable state law) or Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually and/or in the aggregate, in the opinion of the Required Banks, has had, or could reasonably be expected to have, a Material Adverse Effect; or

                  8.07 Pledge Agreement. The Pledge Agreement shall cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a first priority perfected security interest in, and Lien on, all of the Collateral subject thereto, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons and subject to no other Liens), or the Borrower shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Pledge Agreement; or

                  8.08 Judgments. One or more judgments or decrees shall be entered against SNIG, the Borrower or any of their respective Subsidiaries involving a liability, net of undisputed reinsurance, of $1,000,000 or more in the case of any one such judgment or decree or in the aggregate for all such judgments and decrees for SNIG, the Borrower and their Subsidiaries and any such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                  8.09 A.M. Best Ratings. SNIC shall fail to maintain an A.M. Best rating of at least B+, or PRACO shall fail to maintain an A.M. Best rating of at least B to the extent PRACO receives a stand alone A.M. Best rating; or

                  8.10 Guaranties. The Guaranties or any provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under any Guaranty or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

                  8.11 Reserve Adequacy. At the time of the delivery of any reserve adequacy report pursuant to Section 6.01(g), any Regulated Insurance Company shall have reserves of less than the higher of (a) the low end of the adequacy range set forth in such report, if a range is provided therein, and (b) 95% of the lower of (1) the mid-point of the adequacy range set forth in such report, if a range is provided therein and (2) the adequacy point estimate set forth in such report, if any (the higher of (a) and (b) for any such Regulated Insurance Company, the "Minimum Reserve Level" for such Regulated Insurance Company); provided that if at the time of the delivery of any such report any Regulated Insurance Company does not have reserves as provided above, no Default or Event of Default shall occur under this Section 8.11 until the 60th day after the delivery of such report and then only if such Regulated Insurance Company failed to comply with the foregoing requirement within such 60-day period; or

                  8.12 Existing Preferred Stock Documents. Centre Re and/or any of its affiliates shall cease to hold all of the Existing Preferred Stock; or

                  8.13  Ownership.  A Change of Control shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Banks, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Bank to enforce its claims against the Borrower or any other Credit Party, except as otherwise specifically provided for in this Agreement (provided that if an Event of Default specified in Section 8.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and
(ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder and under the other Credit Documents to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and/or (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Pledge Agreement. Any and all remedies and rights notwithstanding, in the event of a default and acceleration of the Obligations hereunder, neither the Collateral Agent nor any Bank shall vote, sell, or in any manner exercise control as to any Regulated Insurance Company pledged as Collateral without first filing for and obtaining written prior approval pursuant to California Insurance Code Section 1215.2.


                  SECTION 9. Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

                  "Acquisition" shall mean the merger of the Borrower with and into Pac Rim pursuant to which Pac Rim shall be the surviving corporation, shall become the Borrower and shall be renamed Superior Pacific Holding Corporation ("Superior Pacific").

                  "Acquisition Agreement" shall mean the Amended and Restated Agreement and Plan of Merger, dated as of February 17, 1997, by and among SNIG, the Borrower and Pac Rim.

                  "Acquisition Documents" shall mean the Acquisition Agreement and all other agreements and documents relating to the Acquisition including the Exhibits to the Acquisition Agreement, in the form delivered pursuant to Section
4.12 and as the same may be amended or modified pursuant to the terms thereof and hereof.

                  "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 10.09.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

                  "Annual Statement" shall mean the annual financial statement required to be filed by any Regulated Insurance Company with the Applicable Insurance Regulatory Authority.

                  "Applicable Insurance Regulatory Authority" shall mean, when used with respect to any Regulated Insurance Company, the insurance department or similar administrative authority or agency located in (x) each state in which such Regulated Insurance Company is domiciled or (y) to the extent asserting regulatory jurisdiction over such Regulated Insurance Company, the insurance department, authority or agency in each state in which such Regulated Insurance Company is licensed, and shall include any Federal insurance regulatory department, authority or agency that may be created and that asserts regulatory jurisdiction over such Regulated Insurance Company.

                  "Applicable Percentage" shall mean, with respect to Base Rate Loans or Eurodollar Loans, as the case may be, (i) from the Closing Date to and including the date on which the Section 6.01(a)(i) Financials in respect of the fiscal year ending December 31, 1997, are delivered to the Banks, 1.00% and 2.00%, respectively, and (ii) thereafter, from the date of receipt of Section 6.01(a)(i) Financials for each fiscal year and a certificate of an Authorized Officer of the Borrower setting forth the Fixed Charge Coverage Ratio for such fiscal year, until the delivery of Section 6.01(a)(i) Financials for the immediately succeeding fiscal year, the applicable percentage set forth below based upon the Fixed Charge Coverage Ratio for such fiscal year:

  Fixed Charge                    Eurodollar                    Base Rate
  Coverage Ratio                    Loans                         Loans
  --------------                    -----                         -----
  </= 1.75:1                         2.25%                       1.25%

  > 1.75:1 but </= 2.00:1            2.00%                       1.00%

  > 2.00:1 but </= 2.25:1            1.75%                        .75%

  > 2.25:1 but </= 2.50:1            1.50%                        .50%

  > 2.50:1                           1.25%                        .25%

provided that (A) if any Section 6.01(a)(i) Financials for any fiscal year are not delivered to the Banks on or prior to May 15 of the following year (the "Late Section 6.01(a)(i) Financials") and such Late Section 6.01(a)(i) Financials establish that the Applicable Percentages would have been increased as provided above on the delivery date of such Financials, then the Applicable Percentages shall be so increased retroactively to such May 15th and (B) if the Borrower shall have made any interest payment during the period prior to the actual date of delivery of such Late Section 6.01(a)(i) Financials based upon the lower Applicable Percentage in effect prior to such delivery, the Borrower shall pay as additional interest an amount which equals the difference between the amount of interest which would otherwise have been paid if the Late Section 6.01(a)(i) Financials were delivered on May 15 and the amount of such interest so paid, which supplemental interest payment shall be due and payable on the Business Day following the date of delivery of the Late Section 6.01(a)(i) Financials.

                  "Approved Bank" shall have the meaning provided in the definition of "Cash Equivalents."

                  "Approved Company" shall have the meaning provided in the definition of "Cash Equivalents".

                  "Asset Sale" shall mean any sale, transfer or other disposition effected on or after the Closing Date by SNIG or any of its Subsidiaries of (i) any capital stock or equity securities of a Subsidiary of SNIG or (ii) any other asset, in each case to any Person other than the Borrower or any of its Wholly-Owned Subsidiaries (other than (x) sales, transfers or other dispositions in the ordinary course of business and/or (y) the sale, transfer or disposition of any property of PRACO located in, or business operations related to, Florida, Georgia or Texas in an amount not to exceed $1,000,000).

                  "Associates" shall mean each of CentreLine Reinsurance Limited, Centre Reinsurance Limited, International Insurance Investors, L.P., International Insurance Advisors, Inc. and any person or entity that controls, is under common control with, or is controlled by Insurance Partners or such persons or entities, and all individuals who are officers, directors or control persons of any such entities, including Insurance Partners.

                  "Assumption Acknowledgment" shall have the meaning provided in
Section 11.18(i).

                  "Authorized Control Level" shall mean "Authorized Control Level" as defined by the NAIC from time to time and as applied in the context of the Risk Based

Capital Guidelines promulgated by the NAIC (or any term substituted therefor by the NAIC).

                  "Authorized Officer" shall mean any senior officer of SNIG or the Borrower designated as such in writing by SNIG or the Borrower to, and found acceptable by, the Administrative Agent.

                  "Bank" shall have the meaning provided in the first paragraph of this Agreement.

                  "Bankruptcy Code" shall have the meaning provided in Section 8.05.

                  "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate and (y) the Prime Lending Rate as in effect from time to time.

                  "Base Rate Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(a).

                  "Benchmark Statement" shall mean, as of any date, an annual financial statement of the Regulated Insurance Companies as would be prepared as of such date utilizing the identical format utilized by SNIC in preparing its December 31, 1996 Annual Statement filed with the Insurance Department of the State of California, with each page, line item and column of a Benchmark Statement to contain the same type of information, computed in the same manner, as contained in the identically numbered page, line item and column of such Annual Statement.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement; provided that following the consummation of the Acquisition, the "Borrower" shall mean Pac Rim (to be renamed "Superior Pacific Holding Corporation") as the surviving corporation of the Acquisition.

                  "Borrowing" shall mean the incurrence of one Type of Loan hereunder by the Borrower from all of the Banks having Commitments on a pro rata basis on the Closing Date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day, excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close, and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

                  "Capital Contribution" shall have the meaning provided in
Section 4.25.

                  "Capital Expenditures" shall mean expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases but excluding any amount representing capitalized interest) by SNIG and its Subsidiaries that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of SNIG and its Subsidiaries, provided that Capital Expenditures shall in any event include the purchase price paid in connection with the acquisition of any Person (including through the purchase of all of the capital stock or other ownership interests of such Person or through merger or consolidation) to the extent allocable to property, plant and equipment.

                  "Capital Lease" as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.

                  "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of the Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

                  "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of
(x) any FDIC insured bank, in amounts up to the FDIC insured limit, (y) any Bank having capital and surplus in excess of $500,000,000 or the U.S. dollar equivalent thereof or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than one year from the date of acquisition, (iii) commercial paper issued by any Bank or Approved Bank or by the parent company of any Bank or

Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's (any such company, an "Approved Company"), or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition, provided, however, that commercial paper rated A-2 or the equivalent thereof by S&P or P-2 or the equivalent thereof by Moody's and held by the Borrower and all Regulated Insurance Companies under this clause (iii) shall not exceed (x) for any Issuer, 1% of Invested Assets, and (y) in the aggregate, 3% of Invested Assets, (iv) commercial paper of any United States municipal, state or local government rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and maturing within one year after the date of acquisition,
(v) any fund or funds investing solely in investments of the type described in clauses (i) through (iv) above, and (vi) agreements to sell and repurchase direct obligations of, or obligations that are fully guaranteed as to principal and interest by, the U.S. Treasury, such agreements to be with primary treasury dealers, to be evidenced by standard industry forms and to have maturities of not more than six months from the date of commencement of the repurchase transaction.

                  "Cash Proceeds" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, but only as and when received) received by SNIG and/or any Subsidiary from such Asset Sale, provided that any such proceeds received in currency other than U.S. dollars shall be converted into U.S. dollars at the spot exchange rate for the currency in question on the date of receipt by SNIG and/or its Subsidiaries of such proceeds.

                  "CentreLine Reinsurance Limited" shall mean CentreLine Reinsurance Limited, a Bermuda corporation.

                  "Centre Reinsurance" shall mean Centre Reinsurance (Bermuda) Limited, a Bermuda corporation.

                  "Change of Control" shall mean (a) Insurance Partners and its Associates collectively shall cease to own directly or indirectly at least 35% on a fully diluted basis of the economic and voting interest in the capital stock of SNIG; (b) SNIG shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the Borrower's capital stock; (c) the Borrower shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the capital stock of PRACO or

SNIC; (d) any Person other than Insurance Partners and Centre Reinsurance shall own directly or indirectly 20% or more on a fully diluted basis of the economic and voting interest in the capital stock of SNIG; (e) a majority of the Board of Directors of SNIG shall cease to consist of Continuing Directors; or (f) any "Change of Control" as such term is defined in the Subordinated Debt Documents, or any successor or similar provision shall occur.

                  "Chase" shall mean The Chase Manhattan Bank.

                  "Closing Date" shall mean the date upon which the Loans are incurred hereunder.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean all of the Collateral as defined in the Pledge Agreement.

                  "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Banks.

                  "Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name on Annex I hereto, as the same may be reduced or terminated pursuant to Sections 2.02, 2.03 and/or 8.

                  "Commitment Fee" shall have the meaning provided in Section 2.01(a).

                  "Consolidated Indebtedness" shall mean, at any time and as to any Person, all Indebtedness for borrowed money of such Person and its Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense" shall mean, for any period and as to any Person, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of such Person and its Subsidiaries on a consolidated basis including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding however, (i) any amortization of deferred financing costs and (ii) any interest expense with respect to the 1996 Loan Agreement.

                  "Consolidated Net Worth" shall mean, with respect to any Person, the Net Worth of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP after appropriate deduction for any minority interests in Subsidiaries.

                  "Consolidated Total Capital" shall mean, at any time and as to any Person, the sum of Consolidated Indebtedness of such Person and Consolidated Net Worth of such Person at such time.

                  "Contingent Obligations" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business or (y) obligations of any Regulated Insurance Company under Insurance Contracts, Reinsurance Agreements or Retrocession Agreements. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Directors" shall mean the directors of SNIG on the Effective Date and each other director if such director's nomination for the election to the Board of Directors of SNIG is recommended by a majority of the then Continuing Directors.

                  "Convertible Debt" shall mean the Series A Convertible Debentures issued by Pac Rim.

                  "Credit Documents" shall mean this Agreement, the Notes, the Pledge Agreement, the Assumption Acknowledgment and the SNIG Assumption Acknowledgment.

                  "Credit Party" shall mean SNIG, the Borrower and each of the other parties to the Pledge Agreement.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Dividends" shall have the meaning provided in Section 7.08.

                  "Domestic Subsidiary" shall mean each Subsidiary of SNIG which is not a Foreign Subsidiary.

                  "Effective Date" shall have the meaning provided in Section 11.10.

                  "Employment Agreements" shall have the meaning provided in
Section 4.13.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" within the meaning of Section 414(b),(c), (m) or (o) of the Code.

                  "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(b).

                  "Eurodollar Rate" shall mean, with respect to each Interest Period for a Eurodollar Loan, (i) the arithmetic average (rounded to the nearest 1/100 of 1%) of the offered quotation to first-class banks in the interbank Eurodollar market by Chase for U.S. dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of Chase for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "Event of Default" shall have the meaning provided in Section
8.

                  "Existing Preferred Stock" shall mean the 9.7% preferred stock of SNAC issued to Centre Reinsurance.

                  "Existing Preferred Stock Documents" shall mean all documents evidencing, governing or relating to the Existing Preferred Stock, including, without limitation, the Subordinated Debt Documents, the Warrant Documents and the Liability Assumption Agreement.

                  "Expiration Date" shall mean April 30, 1997.

                  "Federal Funds Effective Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                  "Fees" shall mean all amounts payable pursuant to, or referred to in, Section 2.01.

                  "Financial Reinsurance Agreement" shall mean a reinsurance agreement covering any transaction in which any Regulated Insurance Company cedes business that does not meet the conditions for reinsurance accounting as provided by the Financial Accounting Standards Board in Statement of Financial Accounting Standards No. 113, as the same may be revised, replaced, or supplemented from time to time.

                  "Fixed Charge Coverage Ratio" shall mean, for any period (including, without limitation, any Test Period), the ratio of (a) the sum of
(i) Statutory EBIT for
such period and (ii) investment income of the Borrower for such period to (b) Fixed Charges for such period.

                  "Fixed Charges" shall mean, for any period (including, without limitation, any Test Period), the sum of (a) all interest payments on the Loans and all Scheduled Repayments made during such period plus (b) consolidated provision for current taxes of SNIG determined in accordance with GAAP plus (c) cash expenses of the Borrower and SNIG (excluding expenses relating to the Transaction to the extent paid with the proceeds of Loans) for such period, determined in accordance with GAAP, plus (d) all dividends paid by the Borrower to SNIG to make all SNIG's interest and principal payments on the Subordinated Debt.

                  "Foreign Subsidiary" shall mean each Subsidiary of SNIG that is incorporated under the laws of any jurisdiction other than the United States of America, any State thereof, or any territory thereof.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 7, including defined terms as used therein, are subject (to the extent provided therein) to Section 11.07(a).

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranteed Creditors" shall mean and include the Administrative Agent, the Banks and each party (other than any Credit Party) party to an Interest Rate Agreement or Other Hedging Agreement to the extent such party constitutes a Secured Creditor under the Pledge Agreement.

                  "Guaranteed Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note issued by the Borrower to each Bank, and Loans made, under this Agreement together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of SNIG and/or the Borrower to such Bank now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by SNIG and the Borrower and (ii) the full and prompt payment when due (whether by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of SNIG and/or the Borrower owing under any such Interest Rate Agreement or Other Hedging Agreement entered into by SNIG or any of its Subsidiaries with any Bank or any affiliate thereof (even if such Bank subsequently ceases to be a Bank under this Agreement for any reason) so long as such Bank or affiliate participates in such Interest Rate Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

                  "Guarantor" shall mean SNIG.

                  "Guaranty" shall mean the SNIG Guaranty as described in
Section 12.

                  "Holdings" shall have the meaning provided in Section 7.02(h).

                  "Indebtedness" of any Person shall mean (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii) all obligations of such Person under Interest Rate Agreements and (viii) all Contingent Obligations of such Person; provided that Indebtedness shall not include trade payables (including payables under insurance contracts and reinsurance payables) and accrued expenses, in each case arising in the ordinary course of business.

                  "Indebtedness to be Refinanced" shall mean, collectively, the Indebtedness of SNIG incurred pursuant to the term loan agreement with Imperial Bank, dated June 28, 1994, as amended, in the original principal amount of $10,000,000.

                  "Insurance Business" shall mean one or more aspects of the business of selling, issuing or underwriting insurance or reinsurance.

                  "Insurance Contract" shall mean any insurance contract or policy issued by a Regulated Insurance Company but shall not include any Reinsurance Agreement or Retrocession Agreement.

                  "Insurance Partners" shall mean Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P.

                  "Interest Coverage Ratio" shall mean, for any period, the ratio of Statutory EBIT for such period to Consolidated Interest Expense of the Borrower for such period.

                  "Interest Period" shall mean, with respect to any Eurodollar Loan, the interest period applicable thereto, as determined pursuant to Section 1.09.

                  "Interest Rate Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                  "International Insurance Advisors, Inc." shall mean International Insurance Advisors, Inc., a Delaware corporation.

                  "International Insurance Investors, L.P.", shall mean International Insurance Investors, L.P., a Bermuda limited partnership.

                  "Invested Assets" shall mean, at any date for the Regulated Insurance Companies (on a consolidated basis), the total amount as would be shown on line 10A, page 2, column 1 of a Benchmark Statement for the Regulated Insurance Companies (on a consolidated basis) prepared as of such date.

                  "Investment Grade Securities" shall mean and include (i) U.S. Government Obligations (other than Cash Equivalents), (ii) debt securities or debt instruments with a rating of BBB- or higher by S&P, Baa3 or higher by Moody's, Class (2) or higher by NAIC or the equivalent of such rating by S&P, Moody's or NAIC, or if none of S&P, Moody's and NAIC shall then exist, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances among SNIG and its Wholly-Owned Subsidiaries, and (iii) any fund investing exclusively in investments of the type described in clauses (i) and
(ii) which funds may also hold immaterial amounts of cash pending investment and/or distribution.

                  "Issuer" shall mean any issuer of Investment Grade Securities or Non-Investment Grade Securities acquired or proposed to be acquired by the Borrower or any of its Subsidiaries pursuant to Section 7.06.

                  "Late Section 6.01(a)(i) Financials" shall have the meaning provided in the definition of "Applicable Percentage."

                  "Legal Requirements" shall mean all applicable laws, rules and regulations made by any governmental body or regulatory authority (including, without limitation, any Applicable Insurance Regulatory Authority) having jurisdiction over SNIG or a Subsidiary of SNIG.

                  "Liability Assumption Agreement" shall mean the Liability Assumption Agreement, dated as of June 30, 1994, between SNIG and SNAC, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

                  "Loan" shall have the meaning provided in Section 1.01.

                  "Management Agreements" shall have the meaning provided in
Section 4.13.

                  "Margin Stock" shall have the meaning provided in Regulation
U.

                  "Master Repurchase Agreement" shall mean the Master Repurchase Agreement, dated as of February 8, 1995, between SNIC and Merrill Lynch Government Securities Inc. and/or Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  "Material Adverse Effect" shall mean a material adverse effect on the business, operations, results of operation, assets, liabilities, condition (financial or otherwise) or prospects of SNIG and its Subsidiaries taken as a whole or the Borrower and its subsidiaries taken as a whole after giving effect to the Transaction.

                  "Material Contracts" shall have the meaning provided in
Section 4.13.

                  "Maturity Date" shall mean the date six years from the Closing Date.

                  "Minimum Reserve Level" shall have the meaning provided in
Section 8.11.

                  "Moody's" shall mean Moody's Investors Service, Inc. and its successors.

                  "Moody's Credit Rating" shall mean the rating level (it being understood that a rating level shall include numerical modifiers and (+) and (-) modifiers) assigned by Moody's to the senior unsecured long-term debt of an Issuer.

                  "NAIC" shall mean the National Association of Insurance Commissioners or any successor organization thereto.

                  "NAIC Tests" shall mean the ratios and other financial measurements developed by the NAIC under its Insurance Regulatory Information System, as in effect from time to time.

                  "Net Available Proceeds" shall mean (i) with respect to any Asset Sale consummated by a Regulated Insurance Company, the Surplus Increase with respect to such Regulated Insurance Company as a result of such Asset Sale,
(ii) with respect to any Asset Sale consummated by SNIG, the Borrower or any Non-Regulated Insurance Company which is not a Subsidiary of a Regulated Insurance Company, the Net Cash Proceeds resulting therefrom and (iii) with respect to any Asset Sale consummated by a Non-Regulated Insurance Company which is a Subsidiary of a Regulated Insurance Company, an amount equal to the dividend that such Regulated Insurance Company would be permitted to pay in accordance with the Legal Requirements applicable to it as a result of the receipt by such Regulated Insurance Company of a dividend from such Non-Regulated Insurance Company in an amount equal to the Net Cash Proceeds resulting from such Asset Sale; in each case as determined in good faith by the Borrower and certified in writing by the Borrower to the Administrative Agent (showing the calculation thereof and supporting assumptions) on or prior to the date on which the Borrower or any Subsidiary is to receive the initial proceeds from such Asset Sale.

                  "Net Cash Proceeds" shall mean, with respect to any Asset Sale, the Cash Proceeds resulting therefrom net of (a) cash expenses of sale (including payment of principal, premium and interest on Indebtedness other than the Loans required to be repaid as a result of such Asset Sale) and (b) incremental income taxes paid or payable as a result thereof, in each case as determined in good faith by the Borrower and certified in writing by the Borrower to the Administrative Agent (showing the calculation thereof and supporting assumptions) on or prior to the date on which the Borrower or any Subsidiary is to receive the initial proceeds from such Asset Sale.

                  "Net Premiums Written" shall mean, or any period, for any Person, determined in accordance with SAP, the aggregate amount of premiums written by such

Person and its Subsidiaries during such period, as same would be shown on line 32, page 7, column 1 of the Benchmark Statement for such Person covering such period; provided that solely in determining the Net Premiums Written (i) for the Test Period ended June 30, 1997, such aggregate amount of premiums written for such period shall be multiplied by 4, (ii) for the Test Period ended September 30, 1997, such aggregate amount of premiums written for such period shall be multiplied by 2 and (iii) for the Test Period ended December 31, 1997, such aggregate amount of premiums written for such period shall be multiplied by 4/3.

                  "Net Worth" shall mean, as to any Person, the sum of its capital stock (including, without limitation, its preferred stock), capital in excess of par or stated value of shares of its capital stock (including, without limitation, its preferred stock), retained earnings and any other account which, in accordance with GAAP, constitutes stockholders equity, but excluding (i) any treasury stock and (ii) the effects of Financial Accounting Statement No. 115.

                  "New Notes" shall have the meaning provided in Section 11.18(iv).

                  "1996 Loan" shall mean the incurrence of Indebtedness by SNIG pursuant to the 1996 Loan Documents.

                  "1996 Loan Agreement" shall mean the Credit Agreement, dated as of November 12, 1996, between SNIG and Chase.

                  "1996 Loan Documents" shall mean the 1996 Loan Agreement and all other documents evidencing, governing or related to the 1996 Loan (including, without limitation, the Put Agreement, Security Agreement and Asset Transfer Agreement referred to in the 1996 Loan Agreement).

                  "Non-Investment Grade Securities" shall mean debt and equity securities and debt and equity instruments that do not constitute Investment Grade Securities or Cash Equivalents (but excluding any debt or equity securities or instruments constituting loans or advances among SNIG and its Wholly-Owned Subsidiaries), it being understood that for the purposes of any determination under Section 7.06(f), the amounts, if any, paid by such Regulated Insurance Company to purchase such equity securities or warrants shall be included in the principal amounts of Non-Investment Grade Securities.

                  "Non-Regulated Company" shall mean each Subsidiary of SNIG which is not a Regulated Insurance Company.

                  "Note" shall have the meaning provided in Section 1.05.

                  "Notice of Borrowing" shall have the meaning provided in
Section 1.03.

                  "Notice of Conversion" shall have the meaning provided in
Section 1.06.

                  "Notice Office" shall mean the office of the Administrative Agent at 1 Chase Manhattan Plaza, New York, New York 10081 or such other office as the Administrative Agent may designate to the Borrower and the Banks from time to time.

                  "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Administrative Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                  "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values.

                  "Pac Rim" shall mean Pac Rim Holding Corporation, a Delaware corporation.

                  "Pac Rim Warrants" shall mean the Series 1, Series 2 and Series 3 Warrants issued by Pac Rim.

                  "Payment Office" shall mean the office of the Administrative Agent at 1 Chase Manhattan Plaza, New York, New York 10081 or such other office as the Administrative Agent may designate to the Borrower and the Banks from time to time.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) SNIG or a Subsidiary of SNIG or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which SNIG, or a Subsidiary of SNIG or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Plan Documents" shall have the meaning provided in Section 4.13(a).

                  "Pledge Agreement" shall have the meaning provided in Section 4.10.

                  "Pledged Securities" shall mean all the Pledged Securities as defined in the Pledge Agreement.

                  "PRACO" shall mean the Pacific Rim Assurance Company, a California corporation (to be renamed "Superior Pacific Casualty Company" following the consummation of the Acquisition ).

                  "Prime Lending Rate" shall mean the rate which Chase announces from time to time as its prime commercial lending rate, the Prime Lending Rate to change when and as such prime commercial lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Chase may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Quarterly Statement" shall mean the quarterly financial statement required to be filed by any Regulated Insurance Company with the Applicable Regulatory Insurance Authority.

                  "Rating Agencies" shall mean S&P and Moody's.

                  "Redemption" shall mean the purchase and cancellation of the Pac Rim Warrants and the purchase and redemption of the Convertible Debt.

                  "Redemption Documents" shall mean each of the agreements, documents and instruments entered into in connection with the Redemption.

                  "Refinancing" shall mean the refinancing and repayment in full of all amounts outstanding under, and the termination in full of all commitments and letters of credit in respect of the Indebtedness to be Refinanced.

                  "Refinancing Documents" shall mean each of the agreements, documents and instruments entered into in connection with the Refinancing.

                  "Register" shall have the meaning provided in Section 6.14.

                  "Regulated Insurance Company" shall mean any Subsidiary of SNIG, whether now owned or hereafter acquired, that is authorized or admitted to carry on or transact Insurance Business in any jurisdiction and is regulated by any Applicable Insurance Regulatory Authority.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

                  "Reincorporation Merger" shall have the meaning provided in
Section 7.02(h).

                  "Reincorporation Merger Documents" shall mean the certificate of merger and all other agreements and documents related to the Reincorporation Merger.

                  "Reinsurance Agreement" shall mean any agreement, contract, treaty or other arrangement whereby one or more insurers, as reinsurers, assume liabilities under insurance policies or agreements issued by another insurance or reinsurance company or companies.

                  "Reinsurance Pooling Agreement" shall mean (i) a management expense agreement between SNIG (or an Affiliate of SNIG) and the Borrower or
(ii) such other equivalent management expense arrangement.

                  "Reinsurance Pooling Agreement Documents" shall have the meaning provided in Section 4.13(h).

                  "Reinsurance Recoverables" shall mean the reinsurance recoverables owing by Centre Reinsurance to the Borrower and/or SNIC, which reinsurance recoverables are subject to the 1996 Loan Documents.


                  "Related Parties" shall mean any Affiliate, any Associate, Centre Reinsurance and Insurance Partners.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation Section 2615.

                  "Required Banks" shall mean Banks whose Loans constitute at least 66-2/3% of the aggregate principal amount of Loans outstanding at such time.

                  "Retrocession Agreement" shall mean any agreement, contract, treaty or other arrangement whereby one or more insurers or reinsurers, as retrocessionaires, assume liabilities of reinsurers under a Reinsurance Agreement or other retrocessionaires under another Retrocession Agreement.

                  "Reverse Repurchase Program" shall mean reverse repurchase program entered into pursuant to the Master Repurchase Agreement.

                  "Risk-Based Capital" shall mean for any Subsidiary listed in
Section 7.15, the ratio (expressed as a percentage), at any time, of the Total Adjusted Capital of such Subsidiary to the Authorized Control Level of such Subsidiary.

                  "Risk Derivatives" shall mean Z bonds, floaters/inverse floaters, PAC II, PAC III, Ioettes, support bonds, Interest Only Investments, Principal Only Investments residuals, inverse IO's, super floaters, any other instruments with similar economic risk factors and any bonds backed in whole or in part by any of the foregoing (including component or "kitchen sink" bonds).

                  "S&P" shall mean Standard & Poor's Ratings Group and its successors.

                  "S&P Credit Rating" shall mean the rating level (it being understood that a rating level shall include numerical modifiers and (+) and (-) modifiers) assigned by S&P to the senior unsecured long-term debt of an Issuer.

                  "S&P Equivalent Rating" shall mean, with respect to any Investment Grade Security or Non-Investment Grade Security, the rating given such security by S&P or the S&P equivalent rating of the rating given such security by Moody's or NAIC, it being understood that if any such security is rated by more than one of S&P, Moody's and NAIC and any of such ratings (or the S&P equivalent of such ratings) differ, then the S&P Equivalent Rating for such security shall be the lower or lowest, as the case may be, of such ratings (or the S&P equivalent of such ratings).

                  "SAP" shall mean, with respect to any Regulated Insurance Company, the accounting procedures and practices prescribed or permitted by the Applicable Insurance Regulatory Authority of the state in which such Regulated Insurance



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
Company is domiciled; it being understood and agreed that determinations in accordance with SAP for purposes of Section 7, including defined terms as used therein, are subject (to the extent provided therein) to Section 11.07(a).

                  "Scheduled Repayments" shall have the meaning provided in
Section 3.02(i)(a).

                  "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

                  "SEC Regulation D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

                  "Section 6.01(a)(i) Financials" shall mean the financial statements delivered pursuant to Section 6.01(a)(i).

                  "Section 3.04(b)(ii) Certificate" shall have the meaning provided in Section 3.04(b)(ii).

                  "Secured Creditors" shall have the meaning provided in the Pledge Agreement.

                  "Shared Expenses Agreements" shall have the meaning provided in Section 4.13.

                  "SNAC" shall mean Superior National Capital, L.P., a Bermuda limited partnership.

                  "SNCHC" shall mean Superior National Capital Holding Corporation, a Nevada corporation.

                  "SNIC" shall mean Superior National Insurance Company, a California corporation.

                  "SNIG" shall have the meaning provided in the first paragraph of this Agreement, provided that following the Reincorporation Merger, "SNIG" shall mean the surviving corporation of the Reincorporation Merger.

                  "SNIG Assumption Acknowledgment" shall have the meaning provided in Section 7.02(h).




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
                  "Statutory Earnings" shall mean, for any period, for any Regulated Insurance Company, (i) the total amount as would be shown on line 16, page 4, column 1 of a Benchmark Statement for such Regulated Insurance Company (i.e., net gain from operations, after taxes but before realized capital gains and losses) prepared for such period less (ii) the undistributed earnings of Subsidiaries of such Regulated Insurance Company to the extent included in such total amount.

                  "Statutory EBIT" shall mean, for any period, the sum of the net income before dividends to policyholders and before federal and foreign income taxes as same would be shown on line 14(b), page 4, column 1 of a Benchmark Statement of each of PRACO and SNIC, in each case for such period as determined on a consolidated basis in accordance with SAP.

                  "Statutory Surplus" shall mean, at any date for any Regulated Insurance Company, the total amount as would be shown on line 25, page 3, column 1 of a Benchmark Statement for such Regulated Insurance Company prepared as of such date.

                  "Stockholders Agreements" shall have the meaning provided in
Section 4.13.

                  "Stock Purchase Agreement" shall mean the Amended and Restated Stock Purchase Agreement among SNIG, Insurance Partners and various other signatories, dated as of September 17, 1996, as amended and restated as of February 17, 1997.

                  "Subordinated Debt" shall mean the Indebtedness of SNIG owing to SNAC pursuant to the Subordinated Debt Documents, as amended, modified or supplemented in accordance with the terms thereof and hereof.

                  "Subordinated Debt Agreement" shall mean the Loan Agreement, dated as of June 30, 1994, between SNIG and SNAC, as amended, modified or supplemented in accordance with the terms thereof and hereof.

                  "Subordinated Debt Documents" shall mean the Subordinated Debt Agreement and all other agreements, documents and instruments governing, evidencing or relating to the issuance of Subordinated Debt.

                  "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency)



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
is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity or voting interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Borrower.

                  "Superior Bermuda" shall mean Superior Bermuda (Ltd.), a Bermuda corporation.

                  "Superior Loan" shall have the meaning provided in Section
7.10.

                  "Superior Pacific" shall have the meaning provided in the definition of Acquisition.

                  "Surplus Increase" shall mean, with respect to each Asset Sale effected by a Regulated Insurance Company, the increase in Statutory Surplus of such Regulated Insurance Company as a result of such Asset Sale.

                  "Syndication Date" shall mean the earlier of (x) the date which is 90 days after the Closing Date or (y) the date upon which the Administrative Agent determines in its sole discretion (and notifies the Borrower) that the primary syndication (and the resulting addition of Banks pursuant to Section 11.04) has been completed.

                  "Tax Net Operating Loss Carry Forward" shall mean the sum of the net operating loss carry over, net capital loss carry over and net unrealized built-in loss, as determined for United States federal income tax purposes, to which SNIG or the Borrower is entitled under the Code on the Closing Date.

                  "Tax Sharing Agreements" shall have the meaning provided in
Section 4.13.

                  "Taxes" shall have the meaning provided in Section 3.04(a).

                  "Termination Date" shall have the meaning provided in Section 2.01.

                  "Test Period" shall mean (i) for any determination made on and prior to December 31, 1997, the period from April 1, 1997 to the last day of the fiscal quarter of the Borrower, SNIC and PRACO, as the case may be, then last ended, provided that the first Test Period shall end on June 30, 1997, and (ii) for any determination made thereafter, the four consecutive fiscal quarters of the Borrower, SNIC and PRACO, as



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
the case may be, ended on the last day of the most recently ended fiscal quarter of the Borrower, SNIC and PRACO, as the case may be (taken as one accounting period).

                  "Total Adjusted Capital" shall mean "Total Adjusted Capital" as defined by the NAIC as of December 31, 1996 and as applied in the context of the Risk Based Capital Guidelines promulgated by the NAIC.

                  "Total Commitment" shall mean the sum of the Commitments of each Bank.

                  "Transaction" shall mean, collectively, (i) the Acquisition,
(ii) the Reincorporation Merger, (iii) the Redemption, (iv) the Refinancing, (v) the Capital Contribution, (vi) the incurrence by the Borrower of Loans hereunder on the Closing Date and (vii) the payment of fees and expenses in connection with the foregoing.

                  "Transaction Documents" shall mean, collectively, (i) the Acquisition Documents, (ii) the Redemption Documents, (iii) the Refinancing Documents and (iv) the Credit Documents.

                  "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or a Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code.

                  "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

                  "U.S. Government Obligations" shall mean and include (A) securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt and (B) to the extent in each case having an S&P Equivalent Rating of AAA, obligations issued or guaranteed by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Home Loan Bank.

                  "Warrant Documents" shall mean all documents and agreements evidencing, governing and related to the Warrants.

                  "Warrants" shall mean the Common Stock Purchase Warrants issued by SNIG, dated June 30, 1994.

                  "Wholly-Owned Subsidiary" of any Person shall mean any Subsidiary of such Person to the extent all of the capital stock or other ownership interests in such Subsidiary, other than directors' or nominees' qualifying shares, is owned directly or indirectly by such Person.

                  "Written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

                  SECTION 10. The Administrative Agent.

                  10.01 Appointment. Each Bank hereby irrevocably designates and appoints Chase as Administrative Agent (such term as used in this Section 10 to include Chase acting as Collateral Agent) to act as specified herein and in the other Credit Documents, and each such Bank hereby irrevocably authorizes Chase as the Administrative Agent for such Bank, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this Section 10. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, nor any fiduciary relationship with any Bank, and no implied covenants,



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
functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this Section 10 are solely for the benefit of the Administrative Agent and the Banks, and no Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Credit Party.

                  10.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by Section 10.03.

                  10.03 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Borrower or any Subsidiary or any of their respective officers contained in this Agreement, any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for any failure of SNIG or any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of SNIG or any of its Subsidiaries. The Administrative Agent shall not be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Banks or by or on behalf of the Borrower to the Administrative Agent or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

                  10.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile transmission, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to SNIG or the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

                  10.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Bank or any other Credit Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

                  10.06 Non-Reliance. Each Bank expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of SNIG or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Bank. Each Bank represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and credit-worthiness of SNIG and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries. The Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of the Borrower or any Subsidiary which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                  10.07 Indemnification. Each Bank agrees to indemnify the Administrative Agent and the Collateral Agent in its respective capacities as such ratably according to such Bank's respective Loans and unutilized Commitment, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by SNIG or any of its Subsidiaries, provided that no Bank shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 10.07 shall survive the payment of all Obligations.

                  10.08 The Administrative Agent in its Individual Capacity. The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with SNIG and its Subsidiaries as though not acting as Administrative Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Administrative Agent, and the terms "Bank" and "Banks" shall include the Administrative Agent in its individual capacity.

                  10.09 Successor Administrative Agent. The Administrative Agent may resign as the Administrative Agent upon 20 days' notice to the Banks and the Borrower. Upon such resignation, the Required Banks shall, with the consent of the Borrower (such consent not to be unreasonably withheld), appoint from among the Banks a successor Administrative Agent for the Banks, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                  SECTION 11.  Miscellaneous.

                  11.01 Payment of Expenses, etc. SNIG and the Borrower hereby agree to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, syndication, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of White & Case); (ii) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and each of the Banks in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and for each of the Banks); (iii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and (iv) indemnify the Administrative Agent and each Bank, and their respective officers, directors, employees, representatives and agents (each, an "indemnified person") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (collectively, "Claims") incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Administrative Agent or any Bank is a party thereto) related to the entering into and/or performance of any Credit Document or other Transaction Document or the use of the proceeds of any Loans hereunder or the Transaction or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

                  11.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and continuance of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of such Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Bank or any other Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of such Credit Party purchased by such Bank or any other Bank pursuant to Section 11.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured. Each Bank is hereby designated the agent of all other Banks for purposes of effecting set off pursuant to this Section 11.02 and each Credit Party hereby grants to each Bank for such Bank's own benefit and as agent for all other Banks a continuing security interest in any and all deposits, accounts or moneys of such Credit Party maintained from time to time with such Bank.

                  11.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to any Credit Party, at the address specified opposite its signature below; if to any Bank, at its address specified for such Bank on Annex II hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, cabled or sent by overnight courier and shall be effective when received.



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
                  11.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks. Each Bank may at any time grant participations in any of its rights hereunder or under any of its Notes to any bank or other financial institution; provided that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents, including rights of consent, approval or waiver (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation, except that the participant shall be entitled to receive the additional amounts under Sections 1.10, 1.11 and 3.04 of this Agreement to, and only to, the extent that such Bank would be entitled to such benefits if the participation had not been entered into or sold; and provided further, that no Bank shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend any Scheduled Repayment or the final scheduled maturity of any Loan or Note in which such participant is participating (it being understood that any waiver of the application of any prepayment or the method of application of any prepayment to the amortization of, the Loans shall not constitute an extension of a Scheduled Repayment or the final scheduled maturity date), or reduce the rate or extend the time of payment of interest thereon or Fees, or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment or Loan over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment or of a mandatory prepayment shall not constitute a change in the terms of any Commitment and that an increase in any Commitment shall be permitted without the consent of any participant if such participant's participation is not increased as a result thereof), (ii) release all or any material portion of the Collateral (except as expressly provided in the Credit Documents) or (iii) consent to the assignment or transfer by the Borrower or SNIG of any of its rights and obligations under this Agreement or any other Credit Document except in accordance with the terms hereof and thereof.

                  (b) Notwithstanding the foregoing, any Bank may assign all or a portion of its rights and obligations hereunder to a bank or other financial institution with the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld. No assignment of less than all of a Bank's rights and obligations hereunder pursuant to the immediately preceding sentence shall, to the extent such transaction represents an assignment to an institution other than one or more Banks here-under, be in an aggregate amount less than the minimum of $5,000,000 unless otherwise agreed to by the Administrative Agent and the Borrower in writing. If any Bank so sells or assigns all or a part of its rights hereunder or under the Notes, any reference in this Agreement or the Notes to such assigning Bank shall thereafter refer to such Bank and to the respective assignee to the extent of their respective interests and the respective assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would if it were such assigning Bank. Each assignment pursuant to this Section 11.04(b) shall be effected by the assigning Bank and the assignee Bank executing an Assignment and Assumption Agreement substantially in the form of Exhibit G (appropriately completed). At the time of any such assignment, (i) Annex I shall be deemed to be amended to reflect the Commitments, if any, and outstanding Loans of the respective assignee (which shall result in a direct reduction to the Commitments, if any, and outstanding Loans of the assigning
Bank) and of the other Banks, (ii) if any such assignment occurs after the Closing Date, at the request of the assignor or the assignee the Borrower will issue new Notes to the respective assignee and to the assigning Bank in conformity with the requirements of Section 1.05 and (iii) the Administrative Agent shall receive from the assigning Bank and/or the assignee Bank or financial institution at the time of each assignment the payment of a nonrefundable assignment fee of $3,000, provided that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 6.14 hereof. At the time of each assignment pursuant to this Section 11.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service forms (and, if applicable a Section 3.04(b)(ii) Certificate) described in Section 3.04(b). Each Bank and the Borrower agrees to execute such documents (including, without limitation, amendments to this Agreement and the other Credit Documents) as shall be necessary to effect the foregoing. Promptly following any assignment pursuant to this Section 11.04(b), the assigning Bank shall promptly notify the Borrower and the Administrative Agent thereof. Nothing in this Section 11.04 shall prevent or prohibit any Bank from pledging its Loans or Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

                  (c) Notwithstanding any other provisions of this Section 11.04, no transfer or assignment of the interests or obligations of any Bank hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.




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
                  (d) Each Bank initially party to this Agreement hereby represents, and each Person that becomes a Bank pursuant to an assignment permitted by clause (b) above will upon its becoming party to this Agreement represent, that it is a commercial lender, other financial institution or other "accredited investor" (as defined in SEC Regulation D) which makes loans in the ordinary course of its business or is acquiring the Loans without a view to distribution of the Loans within the meaning of the federal securities laws, and that it will make or acquire Loans for its own account in the ordinary course of such business, provided that, subject to the preceding clauses (a) through (c), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Bank shall at all times be within its exclusive control.

                  11.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and the Administrative Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Bank would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Banks to any other or further action in any circumstances without notice or demand.

                  11.06 Payments Pro Rata. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations of the Borrower, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the Borrower to such Banks in such amount as shall result in a proportional participation by all of the Banks in such amount, provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  11.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP or SAP, as the case may be, consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by SNIG or the Borrower to the Banks). In addition, except as otherwise specifically provided herein, all computations determining compliance with Section 7, including definitions used therein, shall utilize accounting principles and policies in effect from time to time; provided that
(i) if any such accounting principle or policy (whether GAAP or SAP or both) shall change after the Effective Date, the Borrower shall give reasonable notice thereof to the Administrative Agent and each of the Banks and if within 30 days following such notice the Borrower, the Administrative Agent or the Required Banks shall elect by giving written notice of such election to the other parties hereto, such computations shall not give effect to such change unless and until this Agreement shall be amended pursuant to Section 11.12 to give effect to such change, and (ii) if at any time the computations determining compliance with
Section 7 utilize accounting principles different from those utilized in the financial statements then being furnished to the Banks pursuant to Section 6.01, such financial statements shall be accompanied by reconciliation work-sheets.

                  (b) All computations of interest on Eurodollar Loans and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

                  (c) All computations of interest on Base Rate Loans hereunder shall be made on the actual number of days elapsed over a year of 365/366 days.

                  11.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (A) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH CREDIT PARTY HEREBY IRREVOCABLY ACCEPTS

FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH CREDIT PARTY HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH CREDIT PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH CREDIT PARTY. EACH CREDIT PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH CREDIT PARTY AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 11.03, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

                  (B) EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  11.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  11.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which SNIG, the Borrower and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at the Administrative Agent's Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written, telex or telecopy notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give SNIG, the Borrower and each Bank prompt written notice of the occurrence of the Effective Date.

                  11.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  11.12 Amendment or Waiver. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties thereto and the Required Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank affected thereby, (i) extend any Scheduled Repayment or the scheduled final maturity of any Loan or Note (it being understood that any waiver of the application of any prepayment or the method of application of any prepayment to the amortization of the Loans shall not constitute an extension of any Scheduled Repayment or the scheduled final maturity thereof), or reduce the rate or extend the time of payment of interest thereon or Fees or reduce the principal amount thereof, (ii) increase the Commitments of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment or mandatory prepayment shall not constitute a change in the terms of any Commitment of any Bank), (iii) release all or any material portion of the Collateral (except as expressly provided in the Credit Documents), (iv) amend, modify or waive any provision of this Section 11.12, (v) reduce any percentage specified in, or otherwise modify, the definition of Required Banks or (vi) consent to the assignment or transfer by SNIG or the Borrower of any of its rights and obligations under this Agreement. No provision of Section 10 or any other provision relating to the rights and/or obligations of the Administrative Agent may be amended without the consent of the Administrative Agent.

                  11.13 Survival. All indemnities set forth herein including, without limitation, in Section 1.10, 1.11, 3.04, 10.07 or 11.01 shall survive the execution and delivery of this Agreement and the making of the Loans, the repayment of the Obligations and the termination of the Total Commitment.

                  11.14 Domicile of Loans. Subject to Section 11.04, each Bank may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Bank, provided that the Borrower shall not be responsible for costs arising under Section 1.10 or 3.04 resulting from any such transfer to the extent not otherwise applicable to such Bank prior to such transfer.

                  11.15 Confidentiality. Each Bank shall hold all non-public information furnished by or on behalf of the Borrower in connection with such Bank's evaluation of whether to become a Bank hereunder or obtained by such Bank pursuant to the requirements of this Agreement ("Confidential Information") in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking or lending practices; provided that any Bank and/or its affiliates may disclose any such Confidential Information (a) to their respective affiliates, directors, officers, employees, auditors or counsel for purposes related to the Transaction, provided that the Bank disclosing such confidential information pursuant to this clause (a) shall remain liable for any non-permitted disclosure of such information by any such employee, director, agent, attorney, accountant or professional advisor, (b) as has become generally available to the public other than as a result of disclosure in violation of this Section 11.15, (c) as has become available to such Bank or any such affiliate on a non-confidential basis from a source other than the Borrower and its affiliates, provided that the source is not known by such Bank to be prohibited from transmitting such information to such Bank by a contractual, legal or fiduciary obligation, (d) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank and/or its affiliates, (e) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation or other judicial process (it being understood that, to the extent reasonably practicable under the circumstances, the Borrower shall be given prior notice and an opportunity to contest any proposed disclosure pursuant to this clause (e)), (f) in order to comply with any law, order, regulation or ruling applicable to such Bank and/or its affiliates, and (g) to any permitted prospective or actual syndicate member or participant in the Loans, provided that such prospective or actual syndicate member or participant agrees with the respective assigning Bank to be bound by the provisions of this Section 11.15. The provisions of this
Section 11.15 shall survive any termination of this Agreement.

                  11.16 WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  11.17 Subordinated Debt Agreement. All Obligations shall be senior in right of payment to the Loan under and as defined in the Subordinated Debt Agreement and shall constitute "Senior Indebtedness" for all purposes of the Subordinated Debt Agreement.

                  11.18 Acquisition. Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, at the time of the Acquisition the following conditions shall have been satisfied (it being understood and agreed that all documents and instruments listed below shall be executed and delivered into an escrow arrangement satisfactory to the Administrative Agent on the Effective Date (before the incurrence of the Loans on such date) pending consummation of the Acquisition):

               (i) Superior Pacific shall have duly authorized, executed and delivered to the Administrative Agent an assumption acknowledgment in the form of Exhibit H attached hereto (the "Assumption Acknowledgment"), pursuant to which Superior Pacific shall assume all of the Borrower's rights, obligations and liabilities under this Agreement, the Notes and the Pledge Agreement and shall become the "Borrower" for all purposes of this Agreement and the other Credit Documents;

             (ii) all steps shall have been taken, to the satisfaction of the Administrative Agent in its sole discretion, to preserve and protect the security interests created in the assets of the Borrower pursuant to this Agreement and the Pledge Agreement in favor of the Collateral Agent;

            (iii) the Borrower shall have delivered or caused to be delivered to the Administrative Agent such other documents or instruments as the Administrative Agent may reasonably require in connection with the Acquisition;

             (iv) Superior Pacific shall have executed and delivered new Notes (the "New Notes") substantially in the form executed by the Borrower pursuant to Section 1.05 which shall replace the original Notes delivered by SNTL Acquisition Corp.;

              (v) Superior Pacific shall have executed and delivered to the Administrative Agent a certificate signed by an appropriate officer of the Superior Pacific stating that all of the applicable conditions set forth in Sections 4.02, 4.08, 4.09 and 4.15 exist as of such date;

             (vi) Superior Pacific shall have executed and delivered to the Administrative Agent a certificate signed by the chairman, a vice chairman, the president or any vice-president of Superior Pacific, and attested to by the secretary or any assistant secretary of Superior Pacific, in the form of Exhibit D with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of Superior Pacific and the resolutions of Superior Pacific referred to in such certificate and all of the foregoing (including each such Certificate of Incorporation and By-Laws) shall be satisfactory to the Administrative Agent or the Required Banks;

            (vii) the Administrative Agent or the Required Banks shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent or the Required Banks reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities; and

           (viii) the ownership and capital structure (including, without limitation, the terms of any capital stock, options, warrants or other securities issued by Superior Pacific or any of its Subsidiaries) and management of Superior Pacific and its Subsidiaries shall be in form and substance reasonably satisfactory to the Administrative Agent or the Required Banks.

Upon the Acquisition, Superior Pacific shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under this Agreement and the Notes with the same effect as if Superior Pacific had been named as the Borrower herein.

                  11.19 Reincorporation Merger. Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, SNIG shall, as required by Section 6.15, on the Closing Date, immediately following the Acquisition, consummate the Reincorporation Merger, at the time of which Reincorporation Merger the following conditions shall have been satisfied (it being understood and agreed that all documents and instruments listed below shall be executed and delivered into an escrow arrangement satisfactory to the Administrative Agent on the Closing Date

(before the incurrence of the initial Loan on such date) pending consummation of the Reincorporation Merger):

              (i) the Administrative Agent shall have received copies of the documents and instruments of transfer in connection with the Reincorporation Merger, certified as true and correct by an officer of SNIG, which documents and instruments shall be satisfactory in form and substance to the Banks;

             (ii) Holdings shall have duly authorized, executed and delivered to the Administrative Agent the Reincorporation Merger Documents which shall include the SNIG Assumption Acknowledgment, pursuant to which Holdings shall assume all of SNIG's rights, obligations and liabilities under this Agreement and shall become "SNIG" for all purposes of this Agreement and the other Credit Documents;

            (iii) Holdings shall have delivered to the Administrative Agent opinions substantially in the form of Exhibit J attached hereto, of counsel Riordan & McKinzie covering such matters relating to the Reincorporation Merger as the Administrative Agent may reasonably require;

             (iv) SNIG shall have delivered or caused to be delivered to the Administrative Agent such other documents or instruments as the Administrative Agent may reasonably require in connection with the Reincorporation Merger;

              (v) Holdings shall have executed and delivered to the Administrative Agent a certificate signed by an appropriate officer of SNIG stating that all of the applicable conditions set forth in Sections 4.02, 4.08, 4.09 and 4.15 exist as of such date;

             (vi) Holdings shall have executed and delivered to the Administrative Agent a certificate signed by the chairman, a vice chairman, the president or any vice-president of Holdings, and attested to by the secretary or any assistant secretary of Holdings, in the form of Exhibit D with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of Holdings and the resolutions of Holdings referred to in such certificate and all of the foregoing (including each such Certificate of Incorporation and By-Laws) shall be satisfactory to the Administrative Agent or the Required Banks; and

             (vii) the Administrative Agent or the Required Banks shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent or the Required Banks reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

Upon the Reincorporation Merger, Holdings shall succeed to, and be substituted for, and may exercise every right and power of, SNIG under this Agreement with the same effect as if Holdings had been named as SNIG herein.


                  SECTION 12.  SNIG Guaranty.

                  12.01 The Guaranty. In order to induce the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by SNIG from the proceeds of the Loans, SNIG hereby agrees with the Banks as follows: SNIG hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors. If any or all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors becomes due and payable hereunder, SNIG unconditionally promises to pay such indebtedness to the Administrative Agent and/or the Banks, or order, on demand, together with any and all expenses which may be incurred by the Administrative Agent or the Banks in collecting any of the Guaranteed Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event SNIG agrees that any such judgment, decree, order, settlement or compromise shall be binding upon SNIG, notwithstanding any revocation of this Guaranty or other instrument evidencing any liability of the Borrower, and SNIG shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  12.02 Bankruptcy. Additionally, SNIG unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 8.05 with respect to the Borrower or any of its Subsidiaries, and unconditionally, promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, in lawful money of the United States.

                  12.03 Nature of Liability. The liability of SNIG hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by SNIG, any other guarantor or by any other party, and the liability of SNIG hereunder is not affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower.

                  12.04 Independent Obligation. The obligations of SNIG hereunder are independent of the obligations of any other guarantor, any other party or the Borrower, and a separate action or actions may be brought and prosecuted against SNIG whether or not action is brought against any other guarantor, any other party or the Borrower and whether or not any other guarantor, any other party or the Borrower be joined in any such action or actions. SNIG waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to SNIG.

                  12.05 Authorization. SNIG authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

                  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Guaranteed Creditors;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Creditors regardless of what liability or liabilities of SNIG or the Borrower remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

                  (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of SNIG from its liabilities under this Guaranty.

                  12.06 Reliance. It is not necessary for any Guaranteed Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  12.07 Subordination. Any of the indebtedness of the Borrower relating to the Guaranteed Obligations now or hereafter owing to SNIG is hereby subordinated to the Guaranteed Obligations of the Borrower owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness relating to the Guaranteed Obligations of the Borrower to SNIG shall be collected, enforced and received by SNIG for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of SNIG under the other provisions of this Guaranty. Prior to the transfer by SNIG of any note or negotiable instrument evidencing any of the indebtedness relating to the Guaranteed Obligations of the Borrower to SNIG, SNIG shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, SNIG hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                  12.08 Waiver. (a) SNIG waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. SNIG waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of SNIG hereunder except to the extent the Guaranteed Obligations have been paid. SNIG waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of SNIG against the Borrower or any other party or any security.

                  (b) SNIG waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. SNIG assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of non-payment of the Guaranteed Obligations and the nature, scope and extent of the risks which SNIG assumes and incurs hereunder, and agrees that the Administrative Agent and the Banks shall have no duty to advise SNIG of information known to them regarding such circumstances or risks.

                  (c) SNIG hereby acknowledges and affirms that it understands that to the extent the Guaranteed Obligations are secured by real property located in the State of California, SNIG shall be liable for the full amount of its liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing SNIG's or any secured creditor's right to proceed against the Borrower or any other guarantor of the Guaranteed Obligations.

                  (d) SNIG hereby waives, to the fullest extent permitted by applicable law, all rights and benefits under Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure. SNIG hereby further waives, to the fullest extent permitted by applicable law, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to SNIG under Sections 2787 through 2855, inclusive, 2899 and 3433 of the California Civil Code.

                  (e) SNIG further understands, is aware and hereby acknowledges that if the Guaranteed Creditors elect to nonjudicially foreclose on any real property security located in the State of California any right of subrogation of SNIG against any Credit Party may be impaired or extinguished and that as a result of such impairment or extinguishment of subrogation rights, SNIG may have a defense to a deficiency judgment arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel. SNIG waives all rights and defenses arising out of an election of remedies by the Banks, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise.

                  12.09 Nature of Liability. It is the desire and intent of SNIG and the Guaranteed Creditors that this Guaranty shall be enforced against SNIG to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of SNIG under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of SNIG shall be deemed to be reduced and SNIG shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

                               *      *      *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

Address:

26601 Agoura Road                              SUPERIOR NATIONAL INSURANCE
Calabasas, CA 91302                               GROUP, INC.
Tel: (818) 878-2240
Fax: (818) 880-8615
Attention: J. Chris Seaman                     By  /s/  J. CHRIS SEAMAN
                                                 -------------------------------
                                                  Title:   CFO


26601 Agoura Road                              SNTL ACQUISITION CORP.
Calabasas, CA 91302
Tel: (818) 878-2240
Fax: (818) 880-8615
Attention: J. Chris Seaman                     By  /s/  J. CHRIS SEAMAN
                                                 -------------------------------
                                                  Title:   CFO

                                               THE CHASE MANHATTAN BANK,
                                                  Individually and as
                                                    Administrative Agent


                                               By   /s/ Peter Platten
                                                 -------------------------------
                                                  Title:  Vice President

                                              DRESDNER BANK AG, New York Branch
                                                  and Grand Cayman Branch


                                               By   /s/  John W. Sweeney
                                                 -------------------------------
                                                  Title: Asst. Vice President


                                               By   /s/  Christopher E. Sarisky
                                                 -------------------------------
                                                  Title: Asst. Treasurer

                                               UNION BANK OF CALIFORNIA, N.A.


                                               By   /s/  JAMES R. FOTHERGILL
                                                 -------------------------------
                                                  Title: Vice President

                                              THE FIRST NATIONAL BANK OF BOSTON


                                               By   /s/  ELISE BRENNEMAN
                                                 -------------------------------
                                                  Title: Managing Director

                                               SANWA BANK CALIFORNIA


                                               By   /s/  John C. Hyche
                                                 -------------------------------
                                                  Title: Vice President

                                               IMPERIAL BANK


                                               By   /s/  CHAD STEARNS
                                                 -------------------------------
                                                  Title: Vice President

                                     ANNEX I


                          LIST OF BANKS AND COMMITMENTS



Bank Commitments
----------------

The Chase Manhattan
 Bank                                                                     $ 9,000,000

Dresdner Bank AG, New York Branch and
 Grand Cayman Branch                                                        7,500,000

Union Bank of California,
  N.A.                                                                      7,500,000

The First National Bank of Boston                                           7,500,000

Sanwa Bank California                                                       7,500,000

Imperial Bank                                                               5,000,000

Total:                                                                $ 44,000,000.00
                                                                      ===============

                                                ANNEX II


                                             BANK ADDRESSES


Bank Address
------------

The Chase Manhattan Bank
1 Chase Manhattan Plaza
New York, New York  10081
Telephone No: (212) 552-2784
Telecopier No: (212) 552-1999
Attention:  Richard Bosek

Dresdner Bank AG, New York Branch and
Grand Cayman Branch
75 Wall Street, 35th Floor
New York, NY 10005-2889
Telephone No.: (212) 429-2229
Telecopier No.: (212) 429-2524
Attention:  Lloyd Stevens

Union Bank of California, N.A.
550 South Hope Street, 3rd Floor
Los Angeles, CA 90071
Telephone No.: (213) 243-3542
Telecopier No.: (213) 243-3552
Attention:  James Fothergill

The First National Bank of Boston
100 Federal Street
Boston, MA 02110
Telephone No.: (617) 434-1514
Telecopier No.: (617) 434-1537
Attention:  Elise Brenneman

Sanwa Bank California
601 South Figueroa Street, MS W8-6
Los Angeles, CA 90017
Telephone No.: (213) 896-7543
Telecopier No.: (213) 896-7282/7090
Attention:  John Hyche

                                                                        ANNEX II
                                                                          Page 2




Imperial Bank
226 Airport Parkway
San Jose, CA 95110
Telephone No.: (408) 451-8585
Telecopier No.: (408) 451-8586
Attention:  Chad Sterns

                                                                       EXHIBIT A





                          FORM OF NOTICE OF BORROWING

                                                                          [Date]

The Chase Manhattan Bank,
   as Administrative Agent for the Banks
   party to the Credit Agreement referred
   to below
1 Chase Manhattan Plaza
New York, New York  10081


         Attention: _____________

Ladies and Gentlemen:

                 The undersigned, [SNTL Acquisition Corp.] [Superior Pacific Holding Corporation], a Delaware corporation (the "Borrower"), refers to the Credit Agreement, dated as of April 11, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among Superior National Insurance Group, Inc., the undersigned, certain Banks from time to time party thereto, and you, as Administrative Agent for such Banks, and hereby gives you notice, irrevocably pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement.

          (i)   The Business Day of the Proposed Borrowing is _________, 199_.1/





____________________

1/ Shall be a Business Day at least one Business Day in the case of Base Rate Loans and three Business Days in the case of Eurodollar Loans, in each case, after the date hereof.

            (ii) The aggregate principal amount of the Proposed Borrowing is $______.

           (iii) The Proposed Borrowing is to consist of [Base Rate Loans] [Eurodollar Loans].

[(iv)   The initial Interest Period for the Proposed Borrowing is ____
month(s).]2/

                 The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

                 (A) the representations and warranties contained in the Credit Agreement or in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

                 (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.


                                       Very truly yours,

                                       [SNTL ACQUISITION CORP.]
                                       [SUPERIOR PACIFIC HOLDING CORPORATION]



                                       By
                                         ---------------------------
                                         Title:





____________________
2/  To be included for a Proposed Borrowing of Eurodollar Loans.

                                                                       EXHIBIT B





                                  FORM OF NOTE


$________________                                             New York, New York
                                                                  April 11, 1997



                 FOR VALUE RECEIVED, [SNTL ACQUISITION CORP.] [SUPERIOR PACIFIC HOLDING CORPORATION], a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _________________________ or its registered assigns (the "Bank"), in lawful money of the United States of America in immediately available funds, at the Administrative Agent's Payment Office (as defined in the Agreement referred to below) initially located at One Chase Manhattan Plaza, New York, New York 10081, on the Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________ DOLLARS ($_____) or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

                 The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                 This Note is one of the Notes referred to in the Credit Agreement, dated as of April 11, 1997, among Superior National Insurance Group, Inc., the Borrower, the financial institutions from time to time party thereto (including the Bank), and The Chase Manhattan Bank, as Administrative Agent (as amended, modified or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by and entitled to the benefits of the Pledge Agreement (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment, in whole or in part.

                 In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be

                                                                       EXHIBIT B
                                                                          Page 2




declared to be due and payable in the manner and with the effect provided in the Agreement.

                 The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                 THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                           [SNTL ACQUISITION CORP.]
                                           [SUPERIOR PACIFIC HOLDING
                                            CORPORATION]



                                           By_____________________________
                                             Title:

                                                                     EXHIBIT C-2





                        Form of Opinion of White & Case
                          Special Counsel to the Banks





To: The Administrative Agent, the Collateral Agent and various lending institutions (collectively, the
         "Banks") party to the Credit Agreement referred to below

re:      Credit Agreement, dated as of April 11, 1997 (the
         "Credit Agreement"), among Superior National Insurance Group, Inc. ("SNIG"), SNTL Acquisition Corp. (the "Borrower") and the Banks

Ladies and Gentlemen:

                 We have acted as special counsel to the Banks party to the Credit Agreement in connection with the execution and delivery of the Credit Agreement. This opinion is delivered to you pursuant to Section 4.04(ii) of the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement unless otherwise defined herein.

                 In connection with this opinion, we have examined the originals, or certified, conformed or reproduction copies, of all records, agreements, instruments and documents as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed. In stating our opinion, we have assumed the genuineness of all signatures on original or certified copies, the authenticity of documents submitted to us as originals and the conformity to original or certified copies of all copies submitted to us as certified or reproduction copies.

                                                                     EXHIBIT C-1
                                                                          Page 2




                 We have also assumed, for purposes of the opinions expressed herein, that the parties to the Credit Agreement have the corporate power and authority to enter into and perform the Credit Agreement and that the Credit Agreement has been duly authorized, executed and delivered by each such party.

                 Based upon the foregoing, and subject to the limitations set forth herein, we are of the opinion that the Credit Agreement constitutes the legal, valid and binding obligation of SNIG and the Borrower enforceable in accordance with its terms except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by equity principles (regardless of whether enforcement is sought in equity or at law).

                 We have not been requested to render and, with your permission, we express no opinion as to the applicability to the obligations of each of SNIG and the Borrower under the Credit Agreement of Section 548 of the Bankruptcy Code and Article 10 of the New York Debtor & Creditor Law relating to fraudulent transfers and obligations. We understand, without independent verification, that the Banks have satisfied themselves on the basis of, among other things, the financial information furnished to the Banks and their knowledge of the credit facilities available to each of SNIG and the Borrower that neither SNIG nor the Borrower is insolvent and that neither SNIG nor the Borrower will be rendered insolvent by the transactions contemplated by the Credit Agreement and that, after giving effect to such transactions, neither SNIG nor the Borrower will be left with unreasonably small capital with which to engage in its anticipated business and that neither SNIG nor the Borrower will have intended to incur, or will have believed it has incurred, debts beyond its ability to pay as such debts mature.

                 This opinion is limited to the federal law of the United States of America and the law of the State of New York.

                                           Very truly yours,

                                                                       EXHIBIT D


                         FORM OF OFFICERS' CERTIFICATE


                 I, the undersigned, [President/Vice President] of [Name of Credit Party], a corporation organized and existing under the laws of the State of ____________ (the "Company"), do hereby certify on behalf of the Company that:

                  1. This Certificate is furnished pursuant to Section 4.05(a) of the Credit Agreement, dated as of April 11, 1997, among Superior National Insurance Group, Inc., SNTL Acquisition Corp., The Chase Manhattan Bank, as Administrative Agent, and the financial institutions from time to time party thereto (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his name and has held such office since __________, 19__.1/ The signature written opposite the name and title of each such officer is his correct signature.

         Name2/                    Office                           Signature
         -----                     ------                           ---------
______________________    ______________________   ______________________

______________________    ______________________   ______________________

______________________    ______________________   ______________________


____________________
1/ Insert a date prior to the time of any corporate action relating to the Transaction Documents or related documentation.

2/ Include name, office and signature of each officer who will sign any Transaction Document, including the officer who will sign the certification at the end of this Certificate.

                  3. Attached hereto as Exhibit A is a certified copy of the [Certificate of Incorporation] [insert name of analogous organizational document] of the Company as filed in the [Office of the Secretary of State of the State of Delaware] [insert name of analogous office] on ___________, 19__, together with all amendments thereto adopted through the date hereof.

                  4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company which were duly adopted, are in full force and effect on the date hereof, and have been in effect since _____________, 19__.

                  5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________, 19__ [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the Transaction Documents or other documents to which the Company is party.

                 [6.      Attached hereto as Exhibit D are true and correct
copies of all the Acquisition Documents.

                 7. Attached hereto as Exhibit E are true and correct copies of all the Redemption Documents.

                 8. Attached hereto as Exhibit F are true and correct copies of all the Refinancing Documents.]3/

                 [6.      On the date hereof, all of the conditions set forth
in Sections 4.02, 4.06, 4.07 4.08, 4.09, 4.15, 4.22 and 4.23 of the Credit
Agreement have been satisfied.

                 7. Attached hereto as Exhibit D are true and correct copies of all Plan Documents of SNIG and its Subsidiaries.

                  8. Attached hereto as Exhibit E are true and correct copies of all Management Agreements of SNIG and its Subsidiaries.

                  9. Attached hereto as Exhibit F are true and correct copies of all Employment Agreements of SNIG and its Subsidiaries.





____________________
3/  To be included in the Officers' Certificate for SNIG only.

                                                                       EXHIBIT D
                                                                          Page 3





                 10. Attached hereto as Exhibit G are true and correct copies of all Stockholders Agreements with respect to the capital stock of SNIG and its Subsidiaries.

                 11. Attached hereto as Exhibit H are true and correct copies of all Tax Sharing Agreements entered into by SNIG or any of its Subsidiaries.

                 12. Attached hereto as Exhibit I are true and correct copies of all Shared Expenses Agreements entered into by SNIG or any of its Subsidiaries.

                 13. Attached hereto as Exhibit J are true and correct copies of all Existing Preferred Stock Documents.

                 14. Attached hereto as Exhibit K are true and correct copies of all the Reinsurance Pooling Agreement Documents.

                 15. Attached hereto as Exhibit L are true and correct copies of all the 1996 Loan Documents.

                 16. Attached hereto as Exhibit M are true and correct copies of all Material Contracts.

                 17. Attached hereto as Exhibit N are true and correct copies of all Reinsurance Agreements of SNIG and its Subsidiaries.]4/

                 [6] [9] [18].    On the date hereof, all representations and
warranties contained in the [Credit Agreement and in the]5/ other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to the incurrence of Loans on the date hereof and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.





____________________
4/  To be included  in the Officers' Certificate for  the Borrower only.

5/ To be included in the Officer's Certificate for SNIG and the Borrower only.

                                                                       EXHIBIT D
                                                                          Page 4




                 [7] [10] [19].   On the date hereof, no Default or Event of
Default has occurred and is continuing or would result from the Borrowing to occur on the date hereof or from the application of the proceeds thereof.

                 [8] [11] [20].    There is no proceeding for the dissolution
or liquidation of the Company or threatening its existence.


                 IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 1997.

                                                   [Credit Party]


                                                   ____________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT D
                                                                          Page 5





I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify that:

                 1. [name of Person making above certifications] is the duly elected and qualified [President/Vice President] of the Company and the signature above is his genuine signature.

                 2. The certifications made by [name of Person making above certifications] in Items 2, 3, 4, 5 and [8] [11] [20] above are true and correct.


                 IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 1997.

                                       [Name of the Credit Party]


                                       ____________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT E



                    FORM OF SECTION 3.04(b)(ii) CERTIFICATE



                 Reference is hereby made to the Credit Agreement, dated as of April 11, 1997, among Superior National Insurance Group, Inc., SNTL Acquisition Corp., the financial institutions from time to time party thereto and The Chase Manhattan Bank, as Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). Pursuant to the provisions of
Section 3.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.



                                       [NAME OF BANK]



                                       By___________________________
                                         Title:

Date:  _________________, _____